[GRAPHIC OMITTED]                            [GRAPHIC OMITTED]
     WARBURG PINCUS                        CREDIT SUISSE ASSET MANAGEMENT

                                     ANNUAL
                                     REPORT
                               DECEMBER 31, 1999


         Warburg Pincus Trust

         (BULLET) International Equity Portfolio

         (BULLET) Small Company Growth Portfolio

         (BULLET) Post-Venture Capital Portfolio

         (BULLET) Growth & Income Portfolio

         (BULLET) Emerging Markets Portfolio

         (BULLET) Emerging Growth Portfolio


Warburg Pincus Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses and, when applicable, the special considerations and risks associated with international investing, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus, P.O. Box 9030, Boston, MA 02205-9030.

Provident Distributors, Inc., Distributor, located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961 is not affiliated with Credit Suisse Asset Management, LLC. Telephone: 800-927-2874. The Trust is advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS, AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 1999; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                February 4, 2000
Dear Shareholder:

   For   the   12   months   ended    December   31,   1999,    Warburg   Pincus
Trust--International Equity Portfolio had a return of 53.43%, vs. a return of 31.80% for the Morgan Stanley All Country World Excluding the U.S. Index.

   The period was a positive one for almost all foreign stock markets, though results varied by region. Asian-Pacific markets had strong showings, fueled by growing confidence that the worst of the region's economic difficulties were finally behind it. European markets had generally solid returns in local-currency terms, though for dollar-based, or unhedged, investors, these gains were pared by weakness in European currencies vs. the dollar during the period. Latin American markets, shaking off an early-period financial crisis in Brazil, the region's economic powerhouse, ultimately saw healthy gains, as did most of the rest of the emerging-market universe.

   Against this backdrop, the Portfolio registered a healthy gain for the 12 months, and outperformed its benchmark. Supporting the Portfolio's performance was our decision to increase its exposure to Asia, given the impressive rebound in these markets through the period (our concentration on Japanese technology and financial stocks proved particularly beneficial). One factor that hampered the Portfolio somewhat was its exposure to European currencies, which were hindered by the surprisingly weak debut of the euro vs. the dollar. This reduced the local-currency share-price returns (which, overall, were solid) generated by the Portfolio's European holdings.

   With respect to regional strategies, we increased, as noted, our weighting in Asian-Pacific markets during the period (from roughly 16% on December 31, 1998 to approximately 44% at the end of the period). This reflected our view that a large number of long-struggling stocks here were attractively priced, given improving financial and economic conditions across the region. Our increased presence here was also based on the fair amount of genuine restructuring taking place within Asia on both industry and company levels. By country, our particular focus was on Japan, where we were modestly overweighted at the end of the period. We also held small but still-meaningful weightings in Singapore, South Korea and Taiwan.

   We decreased our emphasis on Europe during the period, in general because we saw more compelling stocks in Asia. That notwithstanding, we believe the backdrop for European equities will remain supportive (and we could well raise our weighting here over the near-to-intermediate term). One obvious reason for optimism concerning Europe is the general improvement

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1999 (CONT'D)
--------------------------------------------------------------------------------

in the region's economic health. While forecasts vary widely by country, aggregate output is projected to continue to rise, with positive implications for corporate earnings, particularly within certain sectors. Also favorable for equity markets is the ongoing crush of merger and acquisition activity, which for 1999 is projected to reach record levels, perhaps exceeding the level of M and A activity within the U.S. for the first time. Expectations of continued, if not accelerated, activity should maintain broad upward pressure on share prices, especially in those industries in which such activity is heaviest, particularly banking, energy and telecommunications.

   Elsewhere of note, we had some exposure to Canada, mostly via the resources and communications areas, where we generally saw the best value. We largely avoided Latin American markets through the period, deeming most stocks here to be expensive from a risk-reward perspective, though we will continue to closely monitor the region for buying opportunities.

   Looking out over the next 12 months, we believe that foreign stock markets generally stand to continue to benefit from an improving global economy, particularly if Japan and/or Europe surprise on the up side (we believe that each has the potential to show better-than-expected growth). That said, these markets are likely to remain volatile, necessitating in our view continued careful stock selection. Set within this environment, we will continue to strive to identify markets and companies we deem to have the brightest long-term prospects.

Harold E. Sharon                              P. Nicholas Edwards
Co-Portfolio Manager                          Co-Portfolio Manager

Harold W. Ehrlich                             Vincent J. McBride
Co-Portfolio Manager                          Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THESE ARE DETAILED IN THE PORTFOLIO'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1999 (CONT'D)
--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN SHARES OF WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 1999

   The graph below illustrates the hypothetical investment of $10,000 in Shares of Warburg Pincus Trust -- International Equity Portfolio from June 30, 1995 (inception) to December 31, 1999, compared to the Morgan Stanley Stanley All Country World Excluding the U.S. Index ("MSCI")* for the same time period.


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Portfolio                      MSCI
Jun-95                 $10,000                   $10,000
Jul-95                  10,270                    10,545
Aug-95                  10,490                    10,170
Sep-95                  10,589                    10,358
Oct-95                  10,319                    10,083
Nov-95                  10,479                    10,293
Dec-95                  10,729                    10,694
Jan-96                  11,082                    10,814
Feb-96                  11,042                    10,816
Mar-96                  11,344                    11,026
Apr-96                  11,898                    11,418
May-96                  11,656                    11,227
Jun-96                  11,798                    11,294
Jul-96                  11,163                    10,906
Aug-96                  11,253                    10,969
Sep-96                  11,485                    11,238
Oct-96                  11,333                    11,122
Nov-96                  11,777                    11,545
Dec-96                  11,800                    11,406
Jan-97                  11,831                    11,205
Feb-97                  12,026                    11,415
Mar-97                  11,954                    11,396
Apr-97                  12,211                    11,500
May-97                  13,044                    12,195
Jun-97                  13,568                    12,875
Jul-97                  13,907                    13,139
Aug-97                  12,777                    12,134
Sep-97                  13,363                    12,748
Oct-97                  11,965                    11,627
Nov-97                  11,657                    11,479
Dec-97                  11,534                    11,602
Jan-98                  11,677                    11,946
Feb-98                  12,479                    12,759
Mar-98                  13,172                    13,190
Apr-98                  13,480                    13,271
May-98                  13,425                    13,014
Jun-98                  13,062                    12,956
Jul-98                  13,282                    13,081
Aug-98                  11,369                    11,231
Sep-98                  10,852                    11,000
Oct-98                  11,467                    12,152
Nov-98                  12,040                    12,803
Dec-98                  12,150                    13,237
Jan-99                  12,206                    13,224
Feb-99                  11,830                    12,944
Mar-99                  12,295                    13,582
Apr-99                  12,561                    14,276
May-99                  12,008                    13,628
Jun-99                  13,678                    14,287
Jul-99                  14,435                    14,592
Aug-99                  14,644                    14,675
Sep-99                  14,865                    14,753
Oct-99                  15,598                    15,310
Nov-99                  17,473                    15,917
Dec-99                  19,629                    17,446

---------------
* The Morgan Stanley All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States. It is an unmanaged index (with no defined investment objective) and includes reinvestment of dividends.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT-- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                February 4, 2000
Dear Shareholder:

   For the 12 months ended December 31, 1999, Warburg Pincus Trust--Small Company Growth Portfolio had a return of 69.08%, vs. a return of 43.10% for the Russell 2000 Growth Index.

   The period was a positive one for small capitalization stocks, with growth oriented small caps showing particular strength. This reflected improving economic and financial conditions abroad, which eased the risk avoidance mindset that had hindered small cap stocks since the Asian crisis erupted in late 1997. The group was also aided by a surprisingly healthy U.S. economy, which fueled optimism over small companies' earnings prospects. The strengthening economy did create inflation and interest rate worries, however, which resulted in a rather volatile environment for small caps, particularly over the latter part of the period.

   Against this backdrop, the Portfolio had a solid gain in absolute terms and handily outpaced its benchmark. We significantly increased our weightings in the technology and communications areas during the period, which proved a beneficial move, as these stocks paced the market's advance through the 12 months. We deemed a number of these stocks to be attractive, given their valuations and their underlying companies' long term growth prospects.

   Some sector weighting adjustments aside, we made no material changes to the Portfolio during the period with respect to general strategy, remaining focused on well managed companies offering innovative products and services. With regard to major investment themes, we continued to emphasize companies that stand to benefit from a global push for enhanced productivity, as well as those standing to benefit from the ongoing Internet driven communications revolution. In this context, our primary areas of concentration at the end of the period were the electronics, computer, communications and media and telecommunications and equipment sectors. The rest of the Portfolio was invested across a range of sectors, including the business services, oil services and healthcare areas.

   Looking out over 2000 and beyond, we believe that while small cap stocks will likely remain volatile, they have solid longer term growth potential, supported by a confluence of positive factors. For one, despite the recent rally in these issues, the group's valuations remain compelling compared to those on large cap, blue chip stocks. Buttressing the group's relatively attractive valuations is a favorable earnings outlook for these companies (the group's earnings growth is expected to exceed that of the large cap group

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1999 (CONT'D)
--------------------------------------------------------------------------------

over the coming year and over the longer term). Another factor that stands to broadly support the group is merger and acquisition activity. Large companies have been acquiring smaller ones at a frantic pace, a trend we believe will continue, if not accelerate, with positive implications for numerous small cap stocks. This stands to continue to draw investors to the group, barring an unforeseen surge in interest rates and provided the global economy stays on track. Set within this environment, we will continue to strive to identify stocks with the brightest long-term prospects.

Stephen J. Lurito             Elizabeth B. Dater            Sammy Oh
Co-Portfolio Manager          Co-Portfolio Manager          Co-Portfolio Manager

   INVESTING IN SMALL COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S  REPORT -- DECEMBER 31,1999 (CONT'D)
--------------------------------------------------------------------------------

                  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS
            TRUST -- SMALL COMPANY GROWTH PORTFOLIO SINCE INCEPTION
                            AS OF DECEMBER 31, 1999

   The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust -- Small Company Growth Portfolio from June 30, 1995 (inception) to December 31, 1999, compared to the Russell 2000 Growth Index ("R2000G")* for the same time period.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Portfolio                   R2000G
Jun-95                 $10,000                   $10,000
Jul-95                  10,320                    10,779
Aug-95                  11,040                    10,912
Sep-95                  11,560                    11,137
Oct-95                  11,190                    10,589
Nov-95                  11,991                    11,057
Dec-95                  12,511                    11,302
Jan-96                  12,361                    11,208
Feb-96                  12,840                    11,719
Mar-96                  13,131                    11,951
Apr-96                  14,420                    12,869
May-96                  15,150                    13,529
Jun-96                  14,280                    12,650
Jul-96                  12,691                    11,105
Aug-96                  13,701                    11,928
Sep-96                  14,371                    12,542
Oct-96                  13,921                    12,001
Nov-96                  13,931                    12,335
Dec-96                  14,241                    12,575
Jan-97                  14,582                    12,889
Feb-97                  13,522                    12,111
Mar-97                  12,441                    11,257
Apr-97                  12,251                    11,126
May-97                  13,981                    12,799
Jun-97                  14,621                    13,233
Jul-97                  15,402                    13,911
Aug-97                  15,822                    14,328
Sep-97                  17,213                    15,472
Oct-97                  16,423                    14,542
Nov-97                  16,142                    14,196
Dec-97                  16,483                    14,204
Jan-98                  15,863                    14,015
Feb-98                  17,234                    15,252
Mar-98                  18,114                    15,892
Apr-98                  18,234                    15,989
May-98                  16,844                    14,827
Jun-98                  17,274                    14,979
Jul-98                  15,624                    13,728
Aug-98                  12,463                    10,559
Sep-98                  13,353                    11,630
Oct-98                  13,874                    12,236
Nov-98                  14,884                    13,186
Dec-98                  16,014                    14,379
Jan-99                  16,405                    15,026
Feb-99                  14,845                    13,651
Mar-99                  15,505                    14,137
Apr-99                  15,505                    15,385
May-99                  15,595                    15,410
Jun-99                  17,095                    16,222
Jul-99                  17,056                    15,721
Aug-99                  16,986                    15,133
Sep-99                  17,706                    15,425
Oct-99                  19,008                    15,820
Nov-99                  22,049                    17,493
Dec-99                  27,081                    20,578

--------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                               February 4 , 2000
Dear Shareholder:

   For the 12 months ended December 31, 1999, Warburg Pincus Trust--Post-Venture Capital Portfolio had a return of 62.94%, vs. returns of 43.10% for the Russell 2000 Growth Index, 55.48% for the Russell 2500 Growth Index and 71.67% for the NASDAQ Industrial Index.

   The period saw healthy gains for the aggressive growth stocks targeted by the Portfolio, buoyed by favorable news regarding the global economy, most specifically signs of rebound within Japan and emerging markets and better than expected growth in the U.S. These developments eased risk concerns (which had weighed heavily on aggressive growth stocks over much of the previous 12 months) while fueling optimism over earnings generally.

   Against this backdrop, the Portfolio registered a solid gain, with respectable performance compared to its benchmarks. The Portfolio benefited from the vastly improved environment for aggressive growth stocks and from good performances from a number of the Portfolio's holdings, especially its technology and communications stocks.

   We continued, through the period, to emphasize stocks of well managed, well financed companies offering innovative products and services. In terms of sector allocation, primary areas of emphasis for the Portfolio during the period included the communications and media and telecommunications and equipment sectors, weightings we raised during the period. This reflected our belief that specific trends--most notably, the ongoing Internet driven communications revolution--stand to benefit numerous companies in these areas over time.

   Other notable sector weightings included financial services, where we maintained a mix of asset management and insurance companies; computers, where we remained biased toward domestically oriented software companies; and business services. Our holdings within the last sector included companies specializing in electronic commerce distribution and fulfillment services, a number of which in our view have significant potential for long term growth.

   Going forward, we remain positive on the collective prospects for stocks of post-venture capital companies. (We define a post-venture capital company as one that has received venture capital financing either during the early stages of the company's existence or the development of a new product or service, or as part of a restructuring or recapitalization. The investment of venture capital financing, distribution of securities to venture capital

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S REPORT -- DECEMBER 31, 1999 (CONT'D)
--------------------------------------------------------------------------------

investors or initial public offering, whichever is later, will have been made within 10 years of the Portfolio's investment.) This reflects optimism over the asset class. Venture-backed companies tend to occupy the economy's rapid growth industries (e.g., software, biotechnology, semiconductors and electronics, and communications), and they have historically generated rapid growth of earnings relative to companies that lacked such backing. We would caution investors, however, that investing in post-venture capital companies involves certain risks--e.g., the risk of heightened volatility--along with the potential for significant long term rewards. But for those with a long term view and a sufficiently high risk threshold, we believe that stocks of venture-backed companies are well worthy of consideration. As always, we will continue to devote our efforts to identifying those companies we deem to have the best long-term prospects.

Elizabeth B. Dater                            Robert S. Janis
Co-Portfolio Manager                          Co-Portfolio Manager

   BECAUSE OF THE NATURE OF THE PORTFOLIO'S HOLDINGS AND CERTAIN STRATEGIES IT MAY USE, AN INVESTMENT IN THE PORTFOLIO INVOLVES CERTAIN RISKS AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION ON THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH POST-VENTURE CAPITAL INVESTMENTS. IT SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S  REPORT -- DECEMBER  31, 1999  (CONT'D)
--------------------------------------------------------------------------------

   GROWTH OF $10,000  INVESTED IN WARBURG PINCUS TRUST  --
POST-VENTURE  CAPITAL PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 1999

   The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Trust -- Post-Venture Capital Portfolio from September 30, 1996 (inception) to December 31, 1999, compared to the Russell 2000 Growth Index ("R2000G")*, the Russell 2500 Growth Index ("R2500G")** and the NASDAQ Industrials Index ("NASDAQ")*** for the same time period.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Portfolio        R2000G            NASDAQ         R2500G
Sep-96          $10,000        $10,000           $10,000        $10,000
Oct-96            9,730          9,569             9,720          9,689
Nov-96            9,760          9,835            10,075         10,044
Dec-96            9,760         10,027            10,018         10,093
Jan-97           10,200         10,277            10,464         10,395
Feb-97            9,520          9,657             9,900          9,940
Mar-97            8,870          8,975             9,191          9,286
Apr-97            8,900          8,871             9,001          9,328
May-97            9,880         10,205            10,240         10,446
Jun-97           10,090         10,551            10,678         10,795
Jul-97           10,950         11,092            11,381         11,480
Aug-97           10,860         11,424            11,592         11,760
Sep-97           11,570         12,336            12,416         12,591
Oct-97           10,840         11,595            11,454         11,805
Nov-97           10,840         11,319            11,290         11,624
Dec-97           11,063         11,326            11,024         11,583
Jan-98           10,932         11,175            10,950         11,432
Feb-98           12,032         12,162            11,834         12,413
Mar-98           12,742         12,672            12,295         12,874
Apr-98           12,911         12,749            12,544         12,991
May-98           12,022         11,823            12,016         12,157
Jun-98           12,522         11,944            12,044         12,246
Jul-98           11,312         10,947            11,367         11,335
Aug-98            8,941          8,420             8,748          8,759
Sep-98            9,591          9,273             9,315          9,527
Oct-98            9,951          9,757            10,069         10,170
Nov-98           10,761         10,514            10,973         10,893
Dec-98           11,821         11,466            11,776         11,942
Jan-99           12,181         11,982            12,714         12,287
Feb-99           11,261         10,885            11,773         11,291
Mar-99           12,132         11,273            12,520         11,817
Apr-99           12,231         12,268            13,456         12,760
May-99           12,061         12,288            13,269         12,891
Jun-99           13,282         12,936            14,730         13,803
Jul-99           12,682         12,536            14,317         13,521
Aug-99           12,754         12,067            14,135         13,229
Sep-99           12,774         12,300            14,534         13,324
Oct-99           13,841         12,615            15,124         13,973
Nov-99           15,923         13,948            17,488         15,623
Dec-99           19,373         16,407            20,221         18,570

----------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.
** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. It includes reinvestment of dividends, and is compiled by Frank Russell Company.
***The NASDAQ Industrial Index is an unmanaged index that measures the stock price performance of more than 3000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4500 stocks traded over the counter.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT-- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                               February 4 , 2000
Dear Shareholder:

   For the 12 months ended December 31, 1999, Warburg Pincus Trust--Growth & Income Portfolio had a return of 6.24%, vs. a return of 21.02% for the S&P 500 Index. Note: Effective December 31, 1999, Brian S. Posner no longer serves as Co-Portfolio Manager. As of that date, Scott T. Lewis and Stacy Dutton serve as Co-Portfolio Managers.

MANAGER COMMENTARY

   The U.S. stock market saw impressive performance for the 12 months, with almost all major equity indexes advancing significantly. A positive tone was set early on. Most of the world's central banks lowered interest rates late in 1998, stabilizing global financial markets and placing the global economy on surer footing. This encouraged investors to embrace risk, a sentiment that benefited stocks generally and growth stocks (especially aggressive growth stocks) in particular. Stocks were, however, highly, and increasingly, volatile. The market was also subjected to some dramatic shifts in investor sentiment with respect to "style." For example, economically sensitive stocks had a strong surge in April, but then surrendered market leadership to growth stocks, partly on worries that rising interest rates could hamper economic growth.

   Against this backdrop, the Portfolio had a gain, but trailed its benchmark by a fairly wide margin. Hampering the Portfolio was investors' overwhelming preference for growth oriented companies during much of the period, as we continued to employ a value based stock selection process. That notwithstanding, we believe our value disciplines stand to generate attractive returns over time--in both absolute and relative terms--while potentially limiting overall Portfolio volatility.

   We made few noteworthy changes to the Portfolio during the period in terms of sector emphasis, remaining broadly diversified. We did, however, increase our exposure to certain economically sensitive industries, based on our view that the global economy will, in fact, continue to grow, if not accelerate. We significantly increased our exposure to the banking area, reflecting our favorable view of the group's valuations, combined with these companies' potential to benefit from an improving economy. We added a number of bank stocks, focusing on regional companies whose loan portfolios include commercial as well as residential loans.

   We also raised our weighting in the energy sector. Our noteworthy moves here included adding to our position in integrated multinational oil

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S  REPORT -- DECEMBER 31, 1999  (CONT'D)
--------------------------------------------------------------------------------

companies, focusing on those that stand to realize significant costs savings over time. In the oil services area, our exposure at the end of period consisted of two drilling companies that we believe have good longer-term prospects. In general, fundamentals here are beginning to improve after nearly two years of very difficult operating conditions.

   Other notable sector weightings for the Portfolio continued to include capital equipment, a weighting we raised during the period, focusing on companies with the potential for a significant improvement in cash flows. We also had a noteworthy weighting in the retail sector, where companies are generally benefiting from ongoing improvements in inventory management and where stocks are, on the whole, reasonably priced.

   We modestly lowered our exposure to technology companies during the period, eliminating a few positions based on valuation considerations. Elsewhere, we remained underweighted in the healthcare and pharmaceutical sectors, though we added a few drug stocks late in the period, and could increase our overall exposure to healthcare further during the next few months. Healthcare stocks have struggled over the past year, hampered by regulatory uncertainties, and we believe potentially lucrative investment opportunities exist in specific stocks. Our approach to the group will remain highly selective.

   Looking ahead, we believe that there will remain a number of attractive investment opportunities, the U.S. equity market's generally elevated valuations notwithstanding. As always, we will continue to strive to identify reasonably valued stocks of companies with strong revenue and earnings growth, good free cash flow and improving financial returns.

Scott T. Lewis                                Stacy Dutton
Co-Portfolio Manager                          Co-Portfolio Manager

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S  REPORT -- DECEMBER  31, 1999  (CONT'D)
--------------------------------------------------------------------------------

                  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS
                       TRUST -- GROWTH & INCOME PORTFOLIO
                    SINCE INCEPTION AS OF DECEMBER 31, 1999

   The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust -- Growth & Income Portfolio from October 31, 1997 (inception) to December 31, 1999, compared to the S&P 500 Index* for the same period.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Portfolio              S&P 500 Index
Oct-97          $10,000                  $10,000
Nov-97           10,130                   10,462
Dec-97           10,389                   10,642
Jan-98           10,450                   10,759
Feb-98           11,133                   11,534
Mar-98           11,555                   12,125
Apr-98           11,595                   12,247
May-98           11,565                   12,037
Jun-98           11,676                   12,526
Jul-98           11,375                   12,393
Aug-98            9,755                   10,601
Sep-98           10,037                   11,281
Oct-98           10,741                   12,198
Nov-98           11,354                   12,937
Dec-98           11,648                   13,682
Jan-99           11,719                   14,254
Feb-99           11,445                   13,811
Mar-99           11,577                   14,363
Apr-99           12,875                   14,919
May-99           13,017                   14,567
Jun-99           13,423                   15,376
Jul-99           12,956                   14,896
Aug-99           12,712                   14,822
Sep-99           12,378                   14,415
Oct-99           12,439                   15,328
Nov-99           12,368                   15,639
Dec-99           12,375                   16,559

----------------

* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT-- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                February 4, 2000
Dear Shareholder:

   For the 12 months ended December 31, 1999, Warburg Pincus Trust--Emerging Markets Portfolio had a return of 81.40%, vs. a return of 66.41% for the Morgan Stanley Emerging Markets Free Index.

   Most emerging markets had impressive gains for the 12 months, buoyed by a vast improvement in investor sentiment toward the group. This reflected a global easing of monetary policy late in 1998, an apparent rebound in Japan's long dormant economy and a flow of encouraging news regarding emerging market economies. Combined, these developments helped reverse the risk avoidance mindset that had plagued the group since the Asia crisis erupted in late 1997.

   Against this backdrop, the Portfolio had a substantial gain in absolute terms and outperformed its benchmark. The Portfolio benefited from the generally healthy environment for emerging markets, and from good showings from a number of its holdings, in particular its technology and telecommunication stocks.

   We remained, through the period, fairly broadly diversified in terms of sector exposure, with a bias in favor of the technology and financial areas. With regard to the former, roughly 20% of the Portfolio was invested in semiconductor, software and other technology stocks at the end of the period. In general, we believe that emerging market technology companies have good longer term prospects, given an improving global economy and the increasing demand for outsourcing services from developed world companies. We also had an approximately 20% weighting in the financial segment at the end of the period. Many emerging market financial companies are in the midst of aggressive restructuring programs, lowering costs and improving their capital management and returns. These companies also stand to benefit from a more supportive interest rate backdrop (while absolute interest rates within emerging markets remain generally high, most are considerably below levels seen in 1998).

   With respect to the Portfolio's regional allocation, we raised our exposure to Asia during the period, ending the 12 months with a modest overweighting. This reflected our view that a large number of Asian stocks were attractively priced, given the region's improving macroeconomic prospects and ongoing restructuring activity here. By country, we significantly increased our weighting in South Korea, where the economy is growing at a healthy clip, boosted by rising exports. We also raised our position in India over the course of the period, a move based on company specific considerations as well as top-down ones (e.g., we believe that India's macroeconomic backdrop could improve as a result of political trends, given the increasing popularity of India's reform-minded Bharatiya Janata Party, or

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S  REPORT -- DECEMBER 31, 1999 (CONT'D)
--------------------------------------------------------------------------------

BJP). Asian countries in which we had smaller, though still meaningful weightings included Singapore and Malaysia.

   We were underweighted in Latin America through the 12 months, though we added significantly to our position here over the latter part of the period. Most specifically, we added a number of stocks from Brazil and Mexico that we deemed to be attractively priced, based on what we viewed as the region's improving economic prospects.

   Elsewhere, noteworthy country allocations for the Portfolio continued to include South Africa, where our focus remained on financial services and resources companies that we believe will benefit from a recovery in certain commodity prices. One area in which we were underweighted at the end of the period was Eastern Europe, reflecting our general near term concerns regarding the region's current account deficits, inflation and interest rates. That aside, we deemed certain markets here to be compelling, e.g., Turkey, a weighting we raised during the period.

   Looking ahead, our outlook on the longer term prospects for emerging markets remains positive. This largely reflects optimism over the global economy. Notably, the world's economic powerhouses--Japan, Europe and the U.S., regions that account for the bulk of emerging markets' customers--are all projected to grow over the next year and beyond, in welcome contrast to recent years. Assuming those projections are accurate, numerous emerging market companies across a range of industries stand to continue to see significant revenue and earnings improvements. Our optimism is also based on the group's valuations, which, despite these markets' recent rally, range from reasonable to very compelling. We would caution investors, however, that emerging markets can be extremely volatile over the short term, and therefore individuals with relatively low tolerance for risk would probably be best served by a more conservative investment. But for those with a longer term investment horizon, and a sufficiently high threshold for risk, we believe emerging markets remain attractive for their significant long term return potential, and we will continue to strive to identify companies with the best long-term prospects.

Harold E. Sharon                                Vincent J. McBride
Co-Portfolio Manager                            Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THESE ARE DETAILED IN THE PORTFOLIO'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

  WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S  REPORT -- DECEMBER  31, 1999  (CONT'D)
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 1999

   The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Trust -- Emerging Markets Portfolio from December 31, 1997 (inception) to December 31, 1999, compared to the Morgan Stanley Emerging Markets Free Index ("MSCI")* for the same time period.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Portfolio                   MSCI
Dec-97          $10,000                  $10,000
Jan-98           10,270                   10,297
Feb-98           11,760                   10,997
Mar-98           12,111                   11,369
Apr-98           11,941                   11,439
May-98           10,261                   11,217
Jun-98            9,530                   11,168
Jul-98            9,680                   11,275
Aug-98            7,040                    9,680
Sep-98            7,490                    9,482
Oct-98            7,970                   10,474
Nov-98            8,331                   11,036
Dec-98            8,271                   11,410
Jan-99            7,755                   11,399
Feb-99            7,513                   11,157
Mar-99            8,199                   11,707
Apr-99            9,411                   12,305
May-99            9,724                   11,746
Jun-99           11,077                   12,315
Jul-99           11,097                   12,577
Aug-99           11,228                   12,649
Sep-99           10,854                   12,716
Oct-99           11,328                   13,197
Nov-99           12,985                   13,719
Dec-99           15,001                   15,038

---------------
* The Morgan Stanley Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT-- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                February 4, 2000
Dear Shareholder:

   Warburg Pincus Trust--Emerging Growth Portfolio had a cumulative return of 31.95% for the period September 13, 1999 (commencement of operations) through December 31, 1999.

   The period was a positive one for emerging growth stocks (broadly defined as stocks of small and medium sized companies with above average growth rates). These stocks were supported by optimism over the group's earnings prospects and by investors' dissipating worries over the Y2K computer bug and attendant risk factors. The Portfolio benefited from this favorable backdrop, and from good showings from a number of its holdings, in particular its technology and communications holdings.

   Our focus, through the period, was on well managed companies offering innovative products and services. With regard to major investment themes, we emphasized companies that stand to benefit from a global push for enhanced productivity, as well as those standing to benefit from the ongoing Internet driven communications revolution. In this context, our primary areas of concentration at the end of the period were the electronics, computer, communications and media and telecommunications and equipment sectors. The rest of the Portfolio was invested across a range of sectors, including the business services, oil services and healthcare areas.

   Looking out to 2000 and beyond, we believe that while emerging growth stocks will likely remain volatile, they have solid longer term growth potential, supported by a confluence of positive factors. For one, despite the recent rally in these issues, the group's valuations remain compelling compared to those on large cap, blue chip stocks. Buttressing the group's relatively attractive valuations is a favorable earnings outlook for these companies (the group's earnings growth is expected to exceed that of the large cap group over the coming year and over the longer term). Another factor that stands to broadly support the group is merger and acquisition activity. Large companies have been acquiring smaller ones at a frantic pace, a trend that we believe will continue, if not accelerate, with positive implications for numerous small companies' share prices. These factors stand to continue to draw investors to the group, barring an unforeseen sharp rise in interest rates and provided the global economy stays on track. Set within this environment, we will continue to strive to identify stocks with the brightest long term prospects.

Elizabeth B. Dater                              Stephen J. Lurito
Co-Portfolio Manager                            Co-Portfolio Manager

   INVESTING IN EMERGING GROWTH COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       -----
COMMON STOCKS (93.7%)
AUSTRIA (0.5%)
  OMV AG                                                   29,900  $  2,905,982
                                                                   ------------
BRAZIL (0.5%)
  Tele Norte Leste Participacoes SA ADR                   129,900     3,312,450
                                                                   ------------
CANADA (2.0%)
  Canadian Natural Resources, Ltd.(DAGGER)                 72,000     1,758,227
  OCI Communications, Inc.(DAGGER)                        231,100     2,401,455
  Research in Motion, Ltd.(DAGGER)                         72,200     3,336,155
  Rogers Communications, Inc. Class B(DAGGER)             182,200     4,455,601
                                                                   ------------
                                                                     11,951,438
                                                                   ------------
DENMARK (1.5%)
  International Service System AS Class B(DAGGER)         137,000     9,205,944
                                                                   ------------
FINLAND (0.1%)
  Helsingin Puhelin Oyj                                    11,100       924,534
                                                                   ------------
FRANCE (9.2%)
  Alstom SA(DAGGER)                                       150,600     5,020,506
  Banque Nationale de Paris                               134,015    12,363,555
  Coflexip SA                                               6,500       472,329
  Coflexip SA ADR                                          22,600       858,800
  Lagardere Groupe SCA                                    104,850     5,702,387
  Pechiney SA Class A                                     107,140     7,655,940
  Publicis SA                                               5,100     1,926,176
  Societe Generale d'Enterprises SA                        89,800     4,205,559
  Suez Lyonnaise des Eaux SA                               20,300     3,252,825
  Total Fina SA Class B                                   108,296    14,451,828
                                                                   ------------
                                                                     55,909,905
                                                                   ------------
GERMANY (6.3%)
  Deutsche Bank AG                                         18,000     1,523,718
  Dresdner Bank AG                                         86,000     4,668,547
  Fresenius Medical Care AG                                69,200     5,871,790
  Hannover Rueckversicherungs AG                           45,500     3,551,465
  Intershop Communications AG(DAGGER)                       8,000     2,288,247
  Mannesmann AG                                            56,100    13,582,878
  Siemens AG                                               51,400     6,574,479
                                                                   ------------
                                                                     38,061,124
                                                                   ------------
HONG KONG (0.8%)
  SmarTone Telecommunications Holdings, Ltd.              549,000     2,648,421
  Wing Hang Bank, Ltd.                                    601,500     2,058,262
                                                                   ------------
                                                                      4,706,683
                                                                   ------------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       -----
COMMON STOCKS (CONT'D)
HUNGARY (1.7%)
  Magyar Tavkozlesi                                       416,800  $  2,917,913
  OTP Bank                                                124,900     7,308,846
                                                                   ------------
                                                                     10,226,759
                                                                   ------------
IRELAND (0.9%)
  Bank of Ireland                                         696,199     5,539,299
                                                                   ------------
ISRAEL (0.5%)
  Orbotech, Ltd.                                           41,100     3,185,250
                                                                    -----------
ITALY (2.8%)
  Concessioni e Costruzioni Autostrade SpA                797,800     5,431,693
  Mediolanum SpA                                          388,000     5,080,068
  Telecom Italia SpA                                      476,800     6,722,933
                                                                   ------------
                                                                     17,234,694
                                                                   ------------
JAPAN (35.3%)
  Advantest Corp.                                          35,100     9,275,717
  Daiwa Securities Co., Ltd.                              444,000     6,948,772
  DDI Corp.                                                   370     5,069,981
  Fujitsu, Ltd.                                           140,000     6,385,436
  Hikari Tsushin, Inc.                                      4,700     9,430,361
  Hitachi, Ltd.                                           428,000     6,870,118
  Hoya Corp.                                               72,000     5,672,898
  Industrial Bank of Japan, Ltd.                          456,000     4,396,202
  Japan Telecom Co., Ltd.                                   1,980     7,945,581
  JUSCO Co., Ltd.                                         225,000     3,922,140
  KDD Corp.                                                58,600     8,121,523
  Nikko Securities Co., Ltd.                              904,000    11,440,462
  Nomura Securities Co., Ltd.                             612,000    11,051,581
  NTT Mobile Communications Network, Inc.                     485    18,655,672
  Orix Corp.                                               30,600     6,894,509
  Sakura Bank, Ltd.                                       461,000     2,671,156
  Sanwa Bank, Ltd.                                        349,000     4,245,933
  Sharp Corp.                                             275,000     7,038,514
  Shimamura Co., Ltd.                                      16,300     2,584,516
  Shohkoh Fund & Co., Ltd.                                 21,100     8,353,675
  Softbank Corp.                                           25,700    24,600,763
  Sony Corp.                                               48,700    14,442,694
  Tokyo Electron, Ltd.                                     49,000     6,714,300
  Tokyo Seimitsu Co., Ltd.                                 37,600     6,072,233
  Trans Cosmos, Inc.                                       35,900    15,319,957
                                                                   ------------
                                                                    214,124,694
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       -----
COMMON STOCKS (CONT'D)
NETHERLANDS (3.2%)
  Equant NV(DAGGER)                                        58,300  $  6,617,394
  Getronics NV                                             46,300     3,693,182
  IHC Caland NV                                           101,690     3,712,622
  Vedior NV                                               233,528     2,399,019
  Vendex KBB NV                                           112,380     2,988,047
                                                                   ------------
                                                                     19,410,264
                                                                   ------------
NORWAY (0.2%)
  Tandberg Television ASA(DAGGER)                          97,000     1,343,272
                                                                   ------------
PORTUGAL (1.3%)
  Portugal Telecom SA                                     692,150     7,591,413
                                                                   ------------
SINGAPORE (3.2%)
  DBS Land, Ltd.                                        1,882,500     3,707,355
  Neptune Orient Lines, Ltd.(DAGGER)                    2,238,000     2,996,542
  Overseas Union Bank, Ltd.                             2,181,014    12,767,869
                                                                   ------------
                                                                     19,471,766
                                                                   ------------
SOUTH KOREA (4.2%)
  Housing & Commercial Bank, Korea(DAGGER)                 94,000     2,980,185
  Hyundai Industrial Development & Construction            70,837       524,025
  Samsung Electronics Co.                                  22,400     5,247,380
  Shinhan Bank                                            365,100     3,954,848
  SK Telecom Co., Ltd.                                     35,000    12,545,134
                                                                   ------------
                                                                     25,251,572
                                                                   ------------
SPAIN (1.4%)
  Banco Bilbao Vizcaya SA                                 597,300     8,506,216
                                                                   ------------
SWEDEN (3.9%)
  Electrolux AB Series B                                  141,439     3,557,587
  Nordbanken Holding AB                                   969,000     5,694,640
  SKF AB Series B                                         202,500     4,926,834
  Telefonaktiebolaget LM Ericsson ADR                     143,100     9,399,881
                                                                   ------------
                                                                     23,578,942
                                                                   ------------
SWITZERLAND (1.0%)
  4M Technologies Holding SA(DAGGER)                        5,400     1,624,443
  Roche Holding AG                                            377     4,474,848
                                                                   ------------
                                                                      6,099,291
                                                                   ------------
TAIWAN (1.2%)
  Ambit Microsystems Corp.                                391,000     2,902,756
  Phoenixtec Power Co., Ltd.(DAGGER)                    1,293,968     2,494,346
  Taiwan Semiconductor Manufacturing Co.                  334,970     1,782,380
                                                                   ------------
                                                                      7,179,482
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         --------       -----
COMMON STOCKS (CONT'D)
TURKEY (1.9%)
  Haci Omer Sabanci Holding AS                         59,344,000  $  3,446,416
  Yapi ve Kredi Bankasi AS                            259,327,000     8,008,347
                                                                   ------------
                                                                     11,454,763
                                                                   ------------
UNITED KINGDOM (10.1%)
  AstraZeneca Group PLC                                   263,800    10,942,662
  British Aerospace PLC                                 1,215,200     8,047,942
  British Telecommunications PLC                          227,318     5,555,536
  Corus Group PLC                                       1,197,500     3,114,258
  Lloyds TSB Group PLC                                    687,824     8,605,021
  Prudential Corp. PLC                                    466,032     9,183,934
  Reed International PLC                                  646,100     4,837,296
  Sage Group PLC                                          203,000     2,477,329
  SmithKline Beecham PLC                                  537,200     6,855,139
  Viatel, Inc.(DAGGER)                                     32,400     1,737,450
                                                                   ------------
                                                                     61,356,567
                                                                   ------------
TOTAL COMMON STOCKS (Cost $387,560,213)                             568,532,304
                                                                   ------------
PREFERRED STOCK (1.3%)
BRAZIL (0.5%)
  Petroleo Brasileiro SA                               12,888,000     3,281,749
                                                                   ------------
GERMANY (0.8%)
  Marschollek, Lautenschlaeger und Partner AG              15,400     4,575,486
                                                                   ------------
TOTAL PREFERRED STOCK (Cost $6,360,751)                               7,857,235
                                                                   ------------
WARRANTS (0.0%)
FRANCE (0.0%)
  Banque Nationale de Paris, 07/01/02(DAGGER)
  (Cost $216,362)                                          29,055       134,023
                                                                   ------------
SHORT TERM INVESTMENTS (5.0%)
    Institutional Money Market Trust                      379,168       379,168
    RBB Money Market Portfolio                         29,619,533    29,619,533
                                                                   ------------
  TOTAL SHORT TERM INVESTMENTS (Cost $29,998,701)                    29,998,701
                                                                   ------------
  TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $424,136,027*)         $606,522,263
                                                                   ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------

(DAGGER) Non-income producing security.
* Also cost for federal income tax purposes. See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES           VALUE
                                                      --------          -----
COMMON STOCK (94.9%)
BUSINESS SERVICES (7.7%)
  Acxiom Corp.(DAGGER)                                 607,600   $   14,582,400
  Getty Images, Inc.(DAGGER)                           482,800       23,596,850
  HotJobs.com, Ltd.(DAGGER)                            260,700       11,389,331
  Metamor Worldwide, Inc.(DAGGER)                      419,000       12,203,375
  On Assignment, Inc.(DAGGER)                          223,300        6,671,087
  QRS Corp.(DAGGER)                                    176,950       18,458,097
  Reckson Services Industries, Inc.(DAGGER)            194,500       12,131,937
                                                                 --------------
                                                                     99,033,077
                                                                 --------------
CAPITAL EQUIPMENT (1.0%)
  Applied Power, Inc. Class A                          342,100       12,572,175
                                                                 --------------
COMMUNICATIONS & MEDIA (9.4%)
  Aether Systems, Inc.(DAGGER)                         106,500        7,628,062
  BackWeb Technologies, Ltd.(DAGGER)                   287,900       12,127,788
  Common Places(DAGGER)                                277,778        5,516,150
  Cumulus Media, Inc. Class A(DAGGER)                  318,500       16,163,875
  InfoSpace.com, Inc.(DAGGER)                          122,200       26,150,800
  NBC Internet, Inc.(DAGGER)                           173,508       13,403,493
  Pegasus Communications Corp.(DAGGER)                 113,000       11,045,750
  ValueVision International, Inc. Class A(DAGGER)      327,100       18,746,919
  VerticalNet, Inc.(DAGGER)                             59,900        9,823,600
                                                                 --------------
                                                                    120,606,437
                                                                 --------------
COMPUTERS (19.6%)
  Aspect Development, Inc.(DAGGER)                     188,300       12,898,550
  Bluestone Software, Inc.(DAGGER)                     116,500       13,397,500
  Business Objects SA ADR(DAGGER)                      168,300       22,489,087
  Documentum, Inc.(DAGGER)                             300,100       17,968,487
  Interleaf, Inc.(DAGGER)                               16,400          551,450
  Interleaf, Inc.(DAGGER)                              400,000       13,450,000
  Mercury Interactive Corp.(DAGGER)                    150,700       16,266,181
  National Instruments Corp.(DAGGER)                   300,125       11,479,781
  Peregrine Systems, Inc.(DAGGER)                      419,600       34,669,450
  Radiant Systems, Inc.(DAGGER)                        500,800       20,125,900
  Remedy Corp.(DAGGER)                                 357,400       16,931,825
  Research in Motion, Ltd.(DAGGER)                     271,800       12,553,762
  RSA Security, Inc.(DAGGER)                           342,600       26,551,500
  Santa Cruz Operation, Inc.(DAGGER)                   424,100       12,882,037
  Sybase, Inc.(DAGGER)                                 228,300        3,881,100
  Unify Corp.(DAGGER)                                  456,000       12,483,000
  ZapMe! Corp.(DAGGER)                                 297,300        2,564,212
                                                                 --------------
                                                                    251,143,822
                                                                 --------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)-- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES           VALUE
                                                      --------          -----
COMMON STOCKS (CONT'D)
CONSUMER SERVICES (1.0%)
  DeVry, Inc.(DAGGER)                                  348,400   $    6,488,950
  Strayer Education, Inc.                              313,800        6,197,550
                                                                 --------------
                                                                     12,686,500
                                                                 --------------
ELECTRONICS (15.8%)
  Adaptive Broadband Corp.(DAGGER)                     298,200       22,010,887
  Alpha Industries, Inc.(DAGGER)                       225,100       12,901,044
  ANADIGICS, Inc.(DAGGER)                              240,200       11,334,437
  Asyst Technologies, Inc.(DAGGER)                     157,800       10,345,762
  Avant! Corp.(DAGGER)                                 539,300        8,089,500
  Burr-Brown Corp.(DAGGER)                             505,500       18,261,187
  C-Cube Microsystems, Inc.(DAGGER)                    257,200       16,010,700
  DSP Group, Inc.(DAGGER)                              172,100       16,005,300
  Etec Systems, Inc.(DAGGER)                           188,000        8,436,500
  Galileo Technology Ltd.(DAGGER)                      416,200       10,040,825
  Photronics, Inc.(DAGGER)                             422,500       12,094,063
  PRI Automation, Inc.(DAGGER)                         158,000       10,605,750
  QLogic Corp.(DAGGER)                                  89,400       14,292,825
  SanDisk Corp.(DAGGER)                                144,200       13,879,250
  TriQuint Semiconductor, Inc.(DAGGER)                 159,000       17,688,750
                                                                 --------------
                                                                    201,996,780
                                                                 --------------
ENERGY (1.4%)
  Barrett Resources Corp.(DAGGER)                      180,400        5,310,525
  Stone Energy Corp.(DAGGER)                           355,000       12,646,875
                                                                 --------------
                                                                     17,957,400
                                                                 --------------
FINANCIAL SERVICES (1.6%)
  AmeriCredit Corp.(DAGGER)                            291,900        5,400,150
  Enhance Financial Services Group, Inc.               309,100        5,022,875
  NextCard, Inc.(DAGGER)                               220,200        6,358,275
  Reinsurance Group of America, Inc.                   152,300        4,226,325
                                                                 --------------
                                                                     21,007,625
                                                                 --------------
HEALTHCARE (4.0%)
  Advance Paradigm, Inc.(DAGGER)                       554,700       11,960,719
  Core, Inc.(DAGGER)                                   748,800        7,160,400
  MiniMed, Inc.(DAGGER)                                181,400       13,287,550
  Oxford Health Plans, Inc.(DAGGER)                    824,300       10,458,306
  Renal Care Group, Inc.                               358,750        8,385,781
                                                                 --------------
                                                                     51,252,756
                                                                 --------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES           VALUE
                                                      --------          -----
COMMON STOCKS (CONT'D)
LEISURE & ENTERTAINMENT (2.2%)
  Fairfield Communities, Inc.(DAGGER)                  821,900   $    8,835,425
  Sunterra Corp.                                       594,000        6,831,000
  THQ, Inc.(DAGGER)                                    522,400       12,113,150
                                                                 --------------
                                                                     27,779,575
                                                                 --------------
METALS & MINING (0.2%)
  Metals USA, Inc.(DAGGER)                             331,600        2,818,600
                                                                 --------------
OIL SERVICES (4.7%)
  BJ Services Co.(DAGGER)                              377,100       15,767,494
  Cooper Cameron Corp.(DAGGER)                         270,200       13,222,913
  Petroleum Geo-Services ADR(DAGGER)                   690,600       12,301,313
  Smith International, Inc.(DAGGER)                    370,900       18,429,094
  Southern Mineral Corp.(DAGGER)                       176,625           31,793
                                                                 --------------
                                                                     59,752,607
                                                                 --------------
PHARMACEUTICALS (2.5%)
  Alkermes, Inc.(DAGGER)                               384,900       18,908,213
  ChiRex, Inc.                                         292,200        4,273,425
  Medicis Pharmaceutical Corp., Class A(DAGGER)        222,700        9,478,669
                                                                 --------------
                                                                     32,660,307
                                                                 --------------
PUBLISHING (0.1%)
  Scholastic Corp.(DAGGER)                              24,400        1,517,375
                                                                 --------------
RETAIL (2.1%)
  99 Cents Only Stores(DAGGER)                         119,850        4,584,263
  Ames Department Stores, Inc.(DAGGER)                 260,200        7,497,013
  AnnTaylor Stores Corp.(DAGGER)                       234,600        8,079,038
  Linens `N Things, Inc.(DAGGER)                       147,800        4,378,575
  Pacific Sunwear of California, Inc.(DAGGER)           59,400        1,911,938
                                                                 --------------
                                                                     26,450,827
                                                                 --------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES           VALUE
                                                      --------          -----
COMMON STOCKS (CONT'D)
TELECOMMUNICATIONS & EQUIPMENT (21.0%)
  Advanced Fibre Communications, Inc.(DAGGER)          591,700   $   26,441,594
  ANTEC Corp.(DAGGER)                                  475,400       17,352,100
  AudioCodes, Ltd.(DAGGER)                             236,700       21,776,400
  Cabletron Systems, Inc.(DAGGER)                      566,700       14,734,200
  Concentric Network Corp.(DAGGER)                     404,400       12,460,575
  CTC Communications Corp.(DAGGER)                     475,600       18,555,831
  Gilat Satellite Networks, Ltd.(DAGGER)               177,300       21,054,375
  Omnipoint Corp.(DAGGER)                              158,900       19,167,313
  PairGain Technologies, Inc.(DAGGER)                  858,500       12,179,969
  Powertel, Inc.(DAGGER)                               187,600       18,830,350
  Powerwave Technologies, Inc.(DAGGER)                 241,600       14,103,400
  Proxim, Inc.(DAGGER)                                 251,500       27,665,000
  Spectrian Corp.(DAGGER)                              514,000       14,520,500
  Tekelec(DAGGER)                                      486,100       10,937,250
  Viatel, Inc.(DAGGER)                                 343,300       18,409,463
                                                                 --------------
                                                                    268,188,320
                                                                 --------------
TRANSPORTATION (0.6%)
  Swift Transportation Co., Inc.(DAGGER)               415,550        7,324,069
                                                                 --------------
TOTAL COMMON STOCK (Cost $735,736,397)                            1,214,748,252
                                                                 --------------
SHORT TERM INVESTMENTS (5.1%)
  Institutional Money Market Trust                   4,178,857        4,178,857
  RBB Money Market Portfolio                        60,910,465       60,910,465
                                                                 --------------
TOTAL SHORT TERM INVESTMENTS (Cost $65,089,322)                      65,089,322
                                                                 ---------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $800,825,719*)         $1,279,837,574
                                                                 ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
#        Restricted security.
*        Cost for federal income tax purposes is $802,306,635.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCK (91.1%)
BANKS & SAVINGS & LOANS (1.4%)
 Mellon Financial Corp.                                   62,800    $  2,139,125
                                                                    ------------
BUSINESS SERVICES (8.8%)
 ACNielsen Corp.(DAGGER)                                  70,100       1,726,212
 BISYS Group, Inc.(DAGGER)                                24,700       1,611,675
 On Assignment, Inc.(DAGGER)                              22,800         681,150
 QRS Corp.(DAGGER)                                        24,300       2,534,794
 Saatchi & Saatchi PLC ADR                                49,300       1,497,487
 Startek, Inc.(DAGGER)                                    30,600       1,109,250
 TMP Worldwide, Inc.(DAGGER)                              11,600       1,647,200
 Young & Rubicam, Inc.(DAGGER)                            38,600       2,730,950
                                                                    ------------
                                                                      13,538,718
                                                                    ------------
COMMUNICATIONS & MEDIA (16.5%)
 America Online, Inc.(DAGGER)                             20,700       1,561,556
 AMFM, Inc.(DAGGER)                                       25,500       1,995,375
 Cablevision Systems Corp.(DAGGER)                        14,400       1,087,200
 CMGI, Inc.(DAGGER)                                       14,300       3,959,312
 Excite@Home Corp. Series A(DAGGER)                       32,300       1,384,862
 Hispanic Broadcasting Corp.(DAGGER)                      11,400       1,051,294
 Infinity Broadcasting Corp.(DAGGER)                      41,212       1,491,359
 MaMaMedia, Inc.(DAGGER) #                                92,592         499,997
 Radio Unica Communications(DAGGER)                       50,600       1,461,075
 Shaw Communications, Inc. Class B                        55,300       1,831,812
 USA Networks, Inc.(DAGGER)                               52,800       2,917,200
 Westwood One, Inc.(DAGGER)                               19,300       1,466,800
 Yahoo!, Inc.(DAGGER)                                     10,600       4,586,487
                                                                    ------------
                                                                      25,294,329
                                                                    ------------
COMPUTERS (17.6%)
 BMC Software, Inc.(DAGGER)                               28,600       2,286,212
 Citrix Systems, Inc.(DAGGER)                             26,000       3,198,000
 Concord Communications, Inc.(DAGGER)                     21,700         962,937
 Documentum, Inc.(DAGGER)                                 26,600       1,592,675
 Intuit, Inc.(DAGGER)                                     61,400       3,680,162
 Network Appliance, Inc.(DAGGER)                          49,000       4,070,062
 Sun Microsystems, Inc.(DAGGER)                           32,200       2,493,487
 VeriSign, Inc(DAGGER)                                    22,200       4,234,650
 VERITAS Software Corp.(DAGGER)                           31,100       4,451,187
                                                                    ------------
                                                                      26,969,372
                                                                    ------------
CONSUMER NON-DURABLES (0.5%)
 Dial Corp.                                               30,100         731,806
                                                                    ------------
CONSUMER SERVICES (1.0%)
 DeVry, Inc.(DAGGER)                                      80,800       1,504,900
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCK (cont'd)
ELECTRONICS (13.2%)
 Altera Corp.(DAGGER)                                     33,500    $  1,660,344
 Flextronics International Ltd.                           51,200       2,355,200
 JDS Uniphase Corp.(DAGGER)                               32,600       5,258,788
 KLA-Tencor Corp.(DAGGER)                                 11,900       1,325,363
 Maxim Integrated Products, Inc.(DAGGER)                  67,200       3,171,000
 Solectron Corp.(DAGGER)                                  16,700       1,588,588
 Synopsys, Inc.(DAGGER)                                   11,200         747,600
 Vitesse Semiconductor Corp.(DAGGER)                      29,200       1,531,175
 Xilinx, Inc.(DAGGER)                                     56,000       2,546,250
                                                                    ------------
                                                                      20,184,308
                                                                    ------------
ENERGY (1.0%)
 Chaparral Resources, Inc.(DAGGER) #                       2,778          21,877
 Newfield Exploration Co.(DAGGER)                         55,500       1,484,625
                                                                    ------------
                                                                       1,506,502
                                                                    ------------
FINANCIAL SERVICES (3.7%)
 AMBAC Financial Group, Inc.                              40,100       2,092,719
 AMVESCAP PLC ADR                                          9,700         548,050
 Gabelli Asset Management, Inc. Class A(DAGGER)           63,500       1,031,875
 MBIA, Inc.                                               22,500       1,188,281
 T. Rowe Price Associates, Inc.                           21,100         779,381
                                                                    ------------
                                                                       5,640,306
                                                                    ------------
HEALTHCARE (2.3%)
 Ivax Corp.(DAGGER)                                       61,400       1,581,050
 Oxford Health Plans, Inc.(DAGGER)                        68,500         869,094
 Princeton Video Image, Inc.(DAGGER)                      90,909         727,272
 Women First Healthcare, Inc.(DAGGER)                     50,100         263,025
                                                                    ------------
                                                                       3,440,441
                                                                    ------------
LEISURE & ENTERTAINMENT (1.1%)
 Fairfield Communities, Inc.(DAGGER)                      35,400         380,550
 Premier Parks, Inc.(DAGGER)                              47,100       1,360,013
                                                                    ------------
                                                                       1,740,563
                                                                    ------------
OIL SERVICES (2.9%)
 Cooper Cameron Corp.(DAGGER)                             33,700       1,649,194
 Nabors Industries, Inc.(DAGGER)                          51,200       1,584,000
 Petroleum Geo-Services ADR(DAGGER)                       63,400       1,129,313
                                                                    ------------
                                                                       4,362,507
                                                                    ------------
PHARMACEUTICALS (2.7%)
 Amgen, Inc.(DAGGER)                                      33,300       2,000,081
 MedImmune, Inc.(DAGGER)                                  13,100       2,172,963
                                                                    ------------
                                                                       4,173,044
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCK (cont'd)
PUBLISHING (2.2%)
 Central Newspapers, Inc. Class A                         44,500    $  1,752,188
 Scholastic Corp.(DAGGER)                                 25,300       1,573,344
                                                                    ------------
                                                                       3,325,532
                                                                    ------------
RETAIL (1.4%)
 Amazon.com, Inc.(DAGGER)                                  8,200         624,225
 Bed, Bath & Beyond, Inc.(DAGGER)                         18,500         642,875
 Saks, Inc.                                               59,000         918,188
                                                                    ------------
                                                                       2,185,288
                                                                    ------------
TELECOMMUNICATIONS & EQUIPMENT (14.8%)
 Amdocs, Ltd.(DAGGER)                                     32,600       1,124,700
 ANTEC Corp.(DAGGER)                                      37,300       1,361,450
 CIENA Corp.(DAGGER)                                      27,600       1,587,000
 Cisco Systems, Inc.(DAGGER)                              39,150       4,193,944
 Covad Communications Group, Inc.(DAGGER)                 21,300       1,191,469
 Exodus Communications, Inc.(DAGGER)                      52,600       4,671,538
 Gilat Satellite Networks, Ltd.(DAGGER)                   37,900       4,500,625
 Pinnacle Holdings, Inc.(DAGGER)                          61,300       2,597,588
 Viatel, Inc.                                             27,700       1,485,413
                                                                    ------------
                                                                      22,713,727
                                                                    ------------
TOTAL COMMON STOCK (Cost $81,875,705)                                139,450,468
                                                                    ------------
FOREIGN COMMON STOCKS (0.8%)
UNITED KINGDOM (0.8%)
 3i Group PLC                                             48,000         856,755
 Corus Entertainment, Inc.                                15,300         312,678
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS (Cost $554,269)                            1,169,433
                                                                    ------------
PREFERRED STOCK (0.6%)
 Women.com Networks, Inc.(DAGGER) #
 (Cost $302,251)                                          81,213         925,828
                                                                    ------------
SHORT TERM INVESTMENTS (7.5%)
 Institutional Money Market Trust                      4,228,173       4,228,173
 RBB Money Market Portfolio                            7,305,743       7,305,743
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS (Cost $11,533,916)                       11,533,916
                                                                    ------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $94,266,141*)             $153,079,645
                                                                    ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
#  Restricted security.
*  Cost for federal income tax purposes is $94,832,527.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCK (97.9%)
AEROSPACE & DEFENSE (1.0%)
 Honeywell International, Inc.                             3,700     $   213,444
                                                                     -----------
BANKS & SAVINGS & LOANS (9.2%)
 AmSouth Bancorp.                                          7,706         148,822
 Chase Manhattan Corp.                                     1,300         100,994
 Comerica, Inc.                                           12,100         564,919
 Compass Bancshares, Inc.                                  9,200         205,275
 Golden West Financial Corp.                               5,000         167,500
 SunTrust Banks, Inc.                                      2,100         144,506
 UnionBanCal Corp.                                         4,100         161,694
 Wachovia Corp.                                            4,000         272,000
 Wells Fargo & Co.                                         2,500         101,094
                                                                     -----------
                                                                       1,866,804
                                                                     -----------
BUILDING & BUILDING MATERIALS (1.5%)
 USG Corp.(DAGGER)                                         6,400         301,600
                                                                     -----------
BUSINESS SERVICES (0.6%)
 Reynolds & Reynolds Co. Class A                           5,900         132,750
                                                                     -----------
CAPITAL EQUIPMENT (8.7%)
 American Standard Cos., Inc.(DAGGER)                      7,700         353,237
 Caterpillar, Inc.                                         3,300         155,306
 Emerson Electric Co.                                      2,150         123,356
 Ingersoll-Rand Co.                                        8,000         440,500
 ITT Industries, Inc.                                      5,600         187,250
 Navistar International Corp.(DAGGER)                      5,500         260,562
 Parker-Hannifin Corp.                                     4,600         236,037
                                                                     -----------
                                                                       1,756,248
                                                                     -----------
CHEMICALS (0.9%)
 Ferro Corp.                                               8,250         181,500
                                                                     -----------
COMMUNICATIONS & MEDIA (1.4%)
 New York Times Co. Class A                                5,800         284,925
                                                                     -----------
COMPUTERS (4.3%)
 Hewlett-Packard Co.                                       2,700         307,631
 Unisys Corp.                                             17,500         558,906
                                                                     -----------
                                                                         866,537
                                                                     -----------
CONGLOMERATES (1.3%)
 Harsco Corp.                                              8,000         254,000
                                                                     -----------
CONSUMER DURABLES (3.0%)
 Ford Motor Co.                                            8,800         470,250
 Meritor Automotive, Inc.                                  6,900         133,687
                                                                     -----------
                                                                         603,937
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCK (cont'd)
CONSUMER NON-DURABLES (0.6%)
 Borg-Warner Automotive, Inc.                              3,100     $   125,550
                                                                     -----------
ENERGY (12.9%)
 Amerada Hess Corp.                                        5,500         312,125
 BP Amoco PLC ADR                                         11,200         664,300
 Devon Energy Corp.                                        6,700         220,262
 Exxon Mobil Corp.                                         7,400         596,162
 Royal Dutch Petroleum Co. ADR                             4,600         278,013
 Total Fina SA ADR                                         5,700         394,725
 Union Pacific Resources Group, Inc.                      10,600         135,150
                                                                     -----------
                                                                       2,600,737
                                                                     -----------
FINANCIAL SERVICES (13.1%)
 American General Corporation                              3,000         227,625
 Associates First Capital Corp. Class A                    8,800         241,450
 Countrywide Credit Industries, Inc.                       7,600         191,900
 Fannie Mae                                                4,200         262,238
 Household International, Inc.                             6,000         223,500
 Labranche & Co., Inc.(DAGGER)                             5,800          73,950
 Lehman Brothers Holdings, Inc.                            6,150         520,828
 MBIA, Inc.                                                2,800         147,875
 MGIC Investment Corp.                                     3,500         210,656
 PMI Group, Inc.                                           4,375         213,555
 Terra Nova Bermuda Holdings, Ltd. Class A                 6,800         204,000
 XL Capital Ltd., Class A(DAGGER)                          2,700         140,063
                                                                     -----------
                                                                       2,657,640
                                                                     -----------
FOOD, BEVERAGES & TOBACCO (4.3%)
 Anheuser-Busch Companies, Inc.                            1,150          81,506
 General Mills, Inc.                                       8,700         311,025
 Hershey Foods Corp.                                       2,700         128,250
 Keebler Foods Co.(DAGGER)                                12,750         358,594
                                                                     -----------
                                                                         879,375
                                                                     -----------
HEALTHCARE (3.2%)
 Baxter International, Inc.                                3,150         197,859
 Becton, Dickinson & Co.                                   9,400         251,450
 Trigon Healthcare, Inc.(DAGGER)                           6,850         202,075
                                                                     -----------
                                                                         651,384
                                                                     -----------
INDUSTRIAL MANUFACTURING & PROCESSING (4.6%)
 Eaton Corp.                                               2,100         152,513
 Johnson Controls, Inc.                                    2,900         164,938
 Minnesota Mining & Manufacturing Co.                      4,200         411,075
 Tyco International Ltd.                                   5,000         194,375
                                                                     -----------
                                                                         922,901
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCK (cont'd)
METALS & MINING (2.0%)
 Alcoa, Inc.                                               4,764     $   395,412
                                                                     -----------
OFFICE EQUIPMENT & SUPPLIES (0.8%)
 Pitney Bowes, Inc.                                        3,300         159,431
                                                                     -----------
OIL SERVICES (1.8%)
 Pride International, Inc.(DAGGER)                         9,700         141,863
 R & B Falcon Corp.(DAGGER)                               17,400         230,550
                                                                     -----------
                                                                         372,413
                                                                     -----------
PHARMACEUTICALS (4.1%)
 American Home Products Corp.                              3,300         130,144
 Aventis SA ADR                                            3,950         224,656
 Lilly (Eli) & Co.                                         5,000         332,500
 Pharmacia & Upjohn, Inc.                                  3,100         139,500
                                                                     -----------
                                                                         826,800
                                                                     -----------
RETAIL (9.4%)
 Federated Department Stores, Inc.(DAGGER)                 6,450         326,128
 Gap, Inc.                                                 1,800          82,800
 May Department Stores Co.                                12,600         406,350
 Payless ShoeSource, Inc.(DAGGER)                          1,928          90,616
 Ross Stores, Inc.                                        16,900         303,144
 Safeway, Inc.(DAGGER)                                     5,200         184,925
 TJX Companies, Inc.                                      13,600         277,950
 Toys `R' Us, Inc.(DAGGER)                                16,700         239,019
                                                                     -----------
                                                                       1,910,932
                                                                     -----------
TELECOMMUNICATIONS & EQUIPMENT (6.9%)
 AT&T Corp.                                                6,100         309,575
 Bell Atlantic Corp.                                       8,600         529,438
 SBC Communications, Inc.                                 11,480         559,650
                                                                     -----------
                                                                       1,398,663
                                                                     -----------
TRANSPORTATION (0.5%)
 Burlington Northern Santa Fe Corp.                        3,900          94,575
                                                                     -----------
UTILITIES - ELECTRIC (1.8%)
 Allegheny Energy, Inc.                                    5,550         149,503
 American Electric Power Co., Inc.                         2,700          86,738
 Illinova Corp.                                            3,500         121,625
                                                                     -----------
                                                                         357,866
                                                                     -----------
TOTAL COMMON STOCK (Cost $19,078,118)                                 19,815,424
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
PREFERRED STOCK (0.1%)
REAL ESTATE (0.1%)
 Equity Residential Properties Series G 7.25% (Convertible)
 (Callable 09/15/02 @ $25.91) REIT (Cost $20,254)            800     $    15,800
                                                                     -----------
SHORT TERM INVESTMENT (2.0%)
 RBB Money Market Portfolio
 (Cost $406,525)                                         406,525         406,525
                                                                     -----------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $19,504,897*)              $20,237,749
                                                                     ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
*  Cost for federal income tax purposes is $19,567,323.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCKS (87.0%)
AUSTRALIA (1.4%)
 Novus Petroleum, Ltd.                                   120,000     $   114,318
 Oil Search, Ltd.                                         84,300         110,770
                                                                     -----------
                                                                         225,088
                                                                     -----------
BRAZIL (8.7%)
 Companhia Brasileira de Distribuicao Grupo
   Pao de Acucar ADR                                      12,140         392,274
 Tele Norte Leste Participacoes SA ADR                    19,200         489,600
 Uniao de Bancos Brasileriros SA GDR                       7,300         219,912
 Telecomunicacoes Brasileiras SA ADR                       2,600         334,100
                                                                     -----------
                                                                       1,435,886
                                                                     -----------
CROATIA (1.6%)
 Pliva DD GDR                                             19,730         262,618
                                                                     -----------
CZECH REPUBLIC (0.7%)
 Ceska Sporitelna AS(DAGGER)                              26,300         120,390
                                                                     -----------
EGYPT (2.0%)
 Egyptian Company for Mobile Services                      7,170         331,173
                                                                     -----------
GREECE (1.8%)
 Hellenic Telecommunication Organization SA ADR           24,900         297,244
                                                                     -----------
HONG KONG (2.1%)
 Global Tech Holdings, Ltd.                               56,000          64,836
 Guoco Group, Ltd.                                        76,000         231,710
 SmarTone Telecommunications Holdings, Ltd.               11,700          56,442
                                                                     -----------
                                                                         352,988
                                                                     -----------
HUNGARY (2.7%)
 OTP Bank                                                  7,600         444,734
                                                                     -----------
INDIA (5.7%)
 Icici, Ltd.(DAGGER)                                      21,500         298,312
 State Bank of India, Ltd. GDR                            13,400         163,480
 Videsh Sanchar Nigam, Ltd.                               19,700         484,620
                                                                     -----------
                                                                         946,412
                                                                     -----------
INDONESIA (0.0%)
 PT Indofood Sukses Makmur                                 6,500           8,139
                                                                     -----------
ISRAEL (1.3%)
 Blue Square Israel Co., Ltd. ADR                          3,241          41,323
 Orbotech, Ltd.                                            2,175         168,562
                                                                     -----------
                                                                         209,885
                                                                     -----------
MALAYSIA (2.6%)
 Commerce Asset Holdings BHD                              61,000         156,511
 Tenaga Nasional BHD                                      24,000          61,894
 Unisem (M) BHD                                           34,000         218,313
                                                                     -----------
                                                                         436,718
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCK (cont'd)
MEXICO (10.1%)
 Alfa SA de CV Series A                                   65,600     $   308,095
 Carso Global Telecom SA(DAGGER)                           6,387          59,589
 Cemex SA de CV ADR(DAGGER)                                5,570         155,264
 Fomento Economico Mexicano SA de CV ADR(DAGGER)           7,220         321,290
 Grupo Financiero Banorte SA de CV Class O(DAGGER)        77,300         115,685
 Grupo Industrial Saltillo SA de CV                       24,100          77,069
 Grupo Iusacell SA ADR(DAGGER)                            13,400         200,162
 Grupo Sanborns SA Series B1(DAGGER)                      67,100         144,469
 Telefonos de Mexico SA ADR                                2,540         285,750
                                                                     -----------
                                                                       1,667,373
                                                                     -----------
PHILIPPINES (1.3%)
 ABS-CBN Broadcasting Corp.(DAGGER)                      174,900         216,997
                                                                     -----------
POLAND (1.5%)
 Bank Slaski SA                                            1,123          76,315
 Elektrim Spolka Akcyjna SA                               16,600         164,595
                                                                     -----------
                                                                         240,910
                                                                     -----------
SINGAPORE (2.5%)
 Neptune Orient Lines, Ltd.(DAGGER)                      123,000         164,689
 Overseas Union Bank, Ltd.                                42,982         251,621
                                                                     -----------
                                                                         416,310
                                                                     -----------
SOUTH AFRICA (9.8%)
 ABSA Group, Ltd.                                         43,740         196,137
 Billiton PLC                                             31,450         180,627
 C.G. Smith, Ltd.                                         55,510         223,212
 Dimension Data Holdings, Ltd.(DAGGER)                    48,550         304,473
 Sanlam, Ltd.(DAGGER)                                    243,040         339,585
 Sappi, Ltd.(DAGGER)                                      22,938         226,585
 South African Breweries PLC                              14,800         150,525
                                                                     -----------
                                                                       1,621,144
                                                                     -----------
SOUTH KOREA (16.0%)
 Cheil Jedang Corp.                                        1,700         196,125
 Communication Network Interface, Inc.                    15,900         179,934
 Daelim Industrial Co., Ltd.                              18,057         207,524
 Dream Line Corp.(DAGGER)                                  2,500          86,636
 Haansoft, Inc.(DAGGER)                                    6,110         283,035
 Hankuk Electric Glass Co., Ltd.(DAGGER)                   7,260         306,896
 Hite Brewery Co., Ltd.(DAGGER)                            2,728          93,456
 Housing & Commercial Bank, Korea                          6,510         206,394
 Hyundai Electronics Industries Co.                        2,363          50,153
 Samsung Electronics Co.                                   1,188         278,298
 Shinhan Bank                                             24,800         268,639
 SK Telecom Co., Ltd.                                        900         322,589
 Telson Electronics Co., Ltd.(DAGGER)                      2,250          43,989
 Trigem Computer, Inc.                                     1,065         118,177
                                                                     -----------
                                                                       2,641,845
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCK (cont'd)
TAIWAN (8.5%)
 Ambit Microsystems Corp.                                 30,000     $   222,718
 Far Eastern Textile, Ltd.                                94,450         225,705
 Phoenixtec Power Co., Ltd.(DAGGER)                      100,213         193,178
 Taishin International Bank(DAGGER)                      289,000         162,065
 Taiwan Semiconductor Manufacturing Co.(DAGGER)           43,510         231,517
 United Microelectronics Co., Ltd.(DAGGER)               102,900         367,207
                                                                     -----------
                                                                       1,402,390
                                                                     -----------
THAILAND (1.3%)
 Hana Microelectronics Public Co., Ltd.(DAGGER)           43,400         208,560
                                                                     -----------
TURKEY (5.4%)
 Akbank TAS                                           14,211,400         419,215
 Yapi Ve Kredi Bankasi AS                             15,139,480         467,526
                                                                     -----------
                                                                         886,741
                                                                     -----------
TOTAL COMMON STOCKS (Cost $10,993,232)                                14,373,545
                                                                     -----------
PREFERRED STOCK (4.4%)
BRAZIL (4.2%)
 Banco Itau SA                                         2,000,000         171,603
 Companhia Vale do Rio Doce Class A                        9,300         257,404
 Petroleo Brasileiro SA                                1,053,300         268,208
                                                                     -----------
                                                                         697,215
                                                                     -----------
SOUTH KOREA (0.2%)
 Daelim Industrial Co., Ltd.                               4,960          30,577
                                                                     -----------
TAIWAN (0.0%)
 Taishin International Bank(DAGGER)                       24,750           7,886
                                                                     -----------
TOTAL PREFERRED STOCK (Cost $496,468)                                    735,678
                                                                     -----------
SHORT TERM INVESTMENTS (8.6%)
 Institutional Money Market Trust                        616,473         616,473
 RBB Money Market Portfolio                              800,188         800,188
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS (Cost $1,416,661)                         1,416,661
                                                                     -----------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $12,914,127*)              $16,525,884
                                                                     ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                         GDR = Global Depository Receipt
--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
*  Cost for federal income tax purposes is $12,926,848.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCK (80.1%)
BUSINESS SERVICES (12.6%)
 Agency.Com, Inc.(DAGGER)                                  3,100      $  158,100
 CB Richard Ellis Services, Inc.(DAGGER)                   2,100          25,987
 Concord EFS, Inc.(DAGGER)                                 2,000          51,500
 Forrester Research, Inc.                                    800          55,100
 Freemarkets, Inc.(DAGGER)                                   300         102,394
 Metamor Worldwide, Inc.                                   1,800          52,425
 NOVA Corp.                                                1,900          59,969
 On Assignment, Inc.(DAGGER)                               1,600          47,800
 OnDisplay, Inc.(DAGGER)                                     500          45,437
 QRS Corp.(DAGGER)                                           600          62,587
 Robert Half International, Inc.(DAGGER)                   1,700          48,556
 Sitel Corp.(DAGGER)                                       6,200          43,400
 TMP Worldwide, Inc.                                         400          56,800
                                                                      ----------
                                                                         810,055
                                                                      ----------
COMMUNICATIONS & MEDIA (10.0%)
 Ackerley Group, Inc.                                      3,000          54,375
 Backweb Technologies, Ltd.                                1,700          71,612
 EarthLink Network, Inc.                                   1,200          51,000
 Globix Corp.                                              1,400          84,000
 InfoSpace.com, Inc.(DAGGER)                                 300          64,200
 InterWorld Corp.(DAGGER)                                    700          59,762
 Lamar Advertising Co.(DAGGER)                               800          48,450
 Liquid Audio, Inc.(DAGGER)                                1,600          42,000
 Paxson Communications Corp.(DAGGER)                       5,000          59,687
 Tritel, Inc.(DAGGER)                                      1,400          44,363
 Verio, Inc.(DAGGER)                                       1,300          60,044
                                                                      ----------
                                                                         639,493
                                                                      ----------
COMPUTERS (12.7%)
 Adaptec, Inc.(DAGGER)                                     1,000          49,875
 Citrix Systems, Inc.(DAGGER)                                800          98,400
 Computer Network Technology Corp.(DAGGER)                 2,000          45,875
 Edwards (J.D.) & Co.(DAGGER)                              1,700          50,787
 Interwoven, Inc.(DAGGER)                                    400          48,650
 Intraware, Inc.(DAGGER)                                   1,100          86,900
 Mercury Interactive Corp.(DAGGER)                           600          64,762
 National Instruments Corp.(DAGGER)                        1,800          68,850
 Peregrine Systems, Inc.(DAGGER)                             700          57,837
 Safeguard Scientifics, Inc.(DAGGER)                         400          64,825
 Saga Systems, Inc.                                        2,400          47,850
 SilverStream Software, Inc.(DAGGER)                         300          35,700
 TSI International Software, Ltd.(DAGGER)                    900          50,962
 Wind River Systems, Inc.                                  1,300          47,775
                                                                      ----------
                                                                         819,048
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCK (CONT'D)
CONSUMER NON-DURABLES (1.6%)
 Mohawk Industries, Inc.(DAGGER)                           2,000      $   52,750
 Pennzoil-Quaker State Co.                                 5,200          52,975
                                                                      ----------
                                                                         105,725
                                                                      ----------
CONSUMER SERVICES (1.6%)
 DeVry, Inc.(DAGGER)                                       2,600          48,425
 ITT Educational Services, Inc.(DAGGER)                    3,500          54,031
                                                                      ----------
                                                                         102,456
                                                                      ----------
ELECTRONICS (8.6%)
 Asyst Technologies, Inc.(DAGGER)                          1,000          65,562
 Burr-Brown Corp.(DAGGER)                                  1,500          54,187
 California Micro Devices Corp.(DAGGER)                    6,000          70,500
 Cognex Corp.(DAGGER)                                      1,400          54,600
 Electroglas, Inc.(DAGGER)                                 2,000          50,750
 Maxim Integrated Products, Inc.(DAGGER)                   1,600          75,500
 Semtech Corp.                                             1,300          67,763
 Varian Semiconductor Equipment Associates, Inc.(DAGGER)   1,700          57,800
 Vishay Intertechnology, Inc.(DAGGER)                      1,700          53,763
                                                                      ----------
                                                                         550,425
                                                                      ----------
FINANCIAL SERVICES (4.0%)
 AMBAC Financial Group, Inc.                               1,000          52,188
 Enhance Financial Services Group, Inc.                    2,700          43,875
 IndyMac Mortgage Holdings, Inc.                           4,400          56,100
 Legg Mason, Inc.                                          1,400          50,750
 Reinsurance Group of America, Inc.                        2,000          55,500
                                                                      ----------
                                                                         258,413
                                                                      ----------
HEALTHCARE (3.2%)
 Caremark Rx, Inc.(DAGGER)                                11,000          55,688
 First Health Group Corp.(DAGGER)                          1,900          51,063
 Health Management Associates, Inc. Class A(DAGGER)        3,300          44,138
 IVAX Corp.(DAGGER)                                        2,200          56,650
                                                                      ----------
                                                                         207,539

                                                                      ----------
LEISURE & ENTERTAINMENT (0.8%)
 Sunterra Corp.(DAGGER)                                    4,600          52,900
                                                                      ----------
LODGING & RESTAURANTS (0.7%)
 Extended Stay America, Inc.(DAGGER)                       6,300          48,038
                                                                      ----------
OFFICE EQUIPMENT & SUPPLIES (0.7%)
 Herman Miller, Inc.                                       2,100          48,300
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                        --------        -----
COMMON STOCK (CONT'D)
OIL SERVICES (3.7%)
 BJ Services Co.(DAGGER)                                   1,200      $   50,175
 Cooper Cameron Corp.(DAGGER)                              1,300          63,619
 Nabors Industries, Inc.(DAGGER)                           2,100          64,969
 Pride International, Inc.(DAGGER)                         4,000          58,500
                                                                      ----------
                                                                         237,263
                                                                      ----------
PHARMACEUTICALS (1.1%)
 Anesta Corp.                                              3,200          55,000
 Biovail Corp. International(DAGGER)                         200          18,750
                                                                      ----------
                                                                          73,750
                                                                      ----------
RETAIL (2.4%)
 BJ's Wholesale Club, Inc.(DAGGER)                         1,200          43,800
 Ethan Allen Interiors, Inc.                               1,800          57,713
 Saks, Inc.(DAGGER)                                        3,200          49,800
                                                                      ----------
                                                                         151,313
                                                                      ----------

TELECOMMUNICATIONS & EQUIPMENT (15.6%)
 Advanced Fibre Communications, Inc.(DAGGER)               1,200          53,625
 ANTEC Corp.(DAGGER)                                       2,500          91,250
 Aspect Communications Corp.(DAGGER)                       1,400          54,775
 Cabletron Systems, Inc.(DAGGER)                           2,200          57,200
 CoreComm Ltd.(DAGGER)                                     1,200          71,250
 Intermedia Communications of Florida, Inc.(DAGGER)        1,900          73,744
 ITC DeltaCom, Inc.(DAGGER)                                1,800          49,725
 McLeodUSA, Inc. Class A(DAGGER)                           1,100          64,763
 MRV Communications, Inc.(DAGGER)                          1,000          62,875
 PairGain Technologies, Inc.(DAGGER)                       3,800          53,913
 Polycom, Inc.                                             1,100          70,056
 Scientific-Atlanta, Inc.                                  1,000          55,625
 Symbol Technologies, Inc.                                   900          57,206
 Tekelec(DAGGER)                                           2,400          54,000
 TTI Team Telecom International, Ltd.(DAGGER)              2,700          48,938
 Western Wireless Corp. Class A(DAGGER)                    1,200          80,100
                                                                      ----------
                                                                         999,045
                                                                      ----------
UTILITIES - ELECTRIC (0.8%)
 SCANA Corp.                                               1,800          48,375
                                                                      ----------
TOTAL COMMON STOCK (Cost $4,225,125)                                   5,152,138
                                                                      ----------
SHORT TERM INVESTMENTS (19.9%)
 Institutional Money Market Trust                        957,540         957,540
 RBB Money Market Portfolio                              319,180         319,180
                                                                      ----------
TOTAL SHORT TERM INVESTMENTS (Cost $1,276,720)                         1,276,720
                                                                      ----------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $5,501,845*)                $6,428,858
                                                                      ==========
--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
*        Cost for federal income tax purposes is $5,503,387.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
For the Period Ended December 31, 1999
--------------------------------------------------------------------------------


                                                     INTERNATIONAL        SMALL COMPANY        POST-VENTURE            GROWTH &
                                                   EQUITY PORTFOLIO     GROWTH PORTFOLIO     CAPITAL PORTFOLIO     INCOME PORTFOLIO
                                                   ----------------     ----------------     -----------------     ----------------
ASSETS
    Investments, at value (Cost - $424,136,027,
      $800,825,719, $94,266,141, $19,504,897,
      $12,914,127 and $5,501,845, respectively)        $606,522,263      $1,279,837,574         $153,079,645          $20,237,749
    Foreign currency (Cost-- $1,340,315,$0,$208,
      $7, $194,151 and $0, respectively)                  1,314,710                   0                  208                    7
    Cash                                                          0                   0                    0                    0
    Receivable for investments sold                       2,097,385                   0                    0                    0
    Receivable for fund shares sold                       3,256,494             356,553              242,364                   92
    Receivable from investment adviser                            0                   0                    0                    0
    Dividends, interest and reclaim receivable              794,522             239,230               91,005               21,638
    Prepaid expenses and other assets                         6,107              11,319                  161                  161
                                                       ------------      --------------         ------------          -----------
      Total Assets                                      613,991,481       1,280,444,676          153,413,383           20,259,647
                                                       ------------      --------------         ------------          -----------
LIABILITIES
    Payable for investments purchases                     2,697,023             795,414                    0                    0
    Payable for fund shares redeemed                         57,956           5,942,411            1,447,396               74,165
    Deferred capital gains taxes                                  0                   0                    0                    0
    Advisory fee payable                                    470,781             869,260              128,505                7,457
    Administrative services payable                          47,066              96,584               11,638                1,775
    Accrued expenses payable                                171,269             199,420               42,234               23,018
                                                       ------------      --------------         ------------          -----------
      Total Liabilities                                   3,444,095           7,903,089            1,629,773              106,415
                                                       ------------      --------------         ------------          -----------

NET ASSETS
    Capital contributed, net                            411,359,552         712,060,495           96,270,664           19,252,451
    Undistributed net investment income                           0                   0                    0                    0
    Accumulated net realized gain (loss)
       from security transactions                        16,864,339          81,469,240           (3,300,543)             167,929
    Net unrealized appreciation from investments
    and foreign currency related items                  182,323,495         479,011,852           58,813,489              732,852
                                                       ------------      --------------         ------------          -----------
    Net assets                                         $610,547,386      $1,272,541,587         $151,783,610          $20,153,232
                                                       ============      ==============         ============          ===========
NET ASSET VALUE
    Net assets                                         $610,547,386      $1,272,541,587         $151,783,610          $20,153,232
                                                       ------------      --------------         ------------          -----------
    Shares outstanding                                   36,568,580          48,561,734            7,879,956            1,695,236
                                                       ------------      --------------         ------------          -----------

    Net asset value, offering price and
      redemption price per share                             $16.70              $26.20               $19.26               $11.89
                                                             ======              ======               ======               ======

                                                       EMERGING               EMERGING
                                                   MARKETS PORTFOLIO     GROWTH PORTFOLIO
                                                   -----------------     ----------------
ASSETS
    Investments, at value (Cost - $424,136,027,
      $800,825,719, $94,266,141, $19,504,897,
      $12,914,127 and $5,501,845, respectively)       $16,525,884            $6,428,858
    Foreign currency (Cost-- $1,340,315,$0,$208,
      $7, $194,151 and $0, respectively)                  195,494                     0
    Cash                                                      780               232,128
    Receivable for investments sold                             0                     0
    Receivable for fund shares sold                        85,596                98,709
    Receivable from investment adviser                     17,463                23,389
    Dividends, interest and reclaim receivable             24,157                 3,641
    Prepaid expenses and other assets                           0                     0
                                                      -----------            ----------
      Total Assets                                     16,849,374             6,786,725
                                                      -----------            ----------
LIABILITIES
    Payable for investments purchases                      10,218               110,761
    Payable for fund shares redeemed                        4,099                    15
    Deferred capital gains taxes                           20,534                     0
    Advisory fee payable                                        0                     0
    Administrative services payable                         1,218                   383
    Accrued expenses payable                               32,536                51,334
                                                      -----------            ----------
      Total Liabilities                                    68,605               162,493
                                                      -----------            ----------

NET ASSETS
    Capital contributed, net                           12,631,994             5,653,415
    Undistributed net investment income                    39,828                     0
    Accumulated net realized gain (loss)
       from security transactions                         516,597                43,804
    Net unrealized appreciation from investments
    and foreign currency related items                  3,592,350               927,013
                                                      -----------            ----------
    Net assets                                        $16,780,769            $6,624,232
                                                      ===========            ==========
NET ASSET VALUE
    Net assets                                        $16,780,769            $6,624,232
                                                      -----------            ----------
    Shares outstanding                                  1,183,343               506,858
                                                      -----------            ----------

    Net asset value, offering price and
      redemption price per share                           $14.18                $13.07
                                                           ======                ======

                 See Accompanying Notes to Financial Statements.

                                     38 & 39

WARBURG PINCUS TRUST
STATEMENTS OF OPERATIONS
For the Period Ended December 31, 1999
--------------------------------------------------------------------------------

                                                     INTERNATIONAL        SMALL COMPANY          POST-VENTURE          GROWTH &
                                                   EQUITY PORTFOLIO     GROWTH PORTFOLIO     CAPITAL PORTFOLIO    INCOME PORTFOLIO
                                                   ----------------     ----------------     -----------------    -----------------
INVESTMENT INCOME:
    Dividends                                         $  7,130,547        $    435,749         $      73,045          $265,386
    Interest                                             1,463,434           2,807,032               331,021           109,234
    Foreign taxes withheld                                (723,933)                  0                (3,040)           (4,326)
                                                      ------------        ------------         -------------          --------

      Total investment income                            7,870,048           3,242,781               401,026           370,294
                                                      ------------        ------------         -------------          --------
EXPENSES:
    Investment advisory                                  4,048,114           6,954,618               952,963           145,134
    Administrative services                                877,144           1,481,108               157,899            51,707
    Custodian/Sub-custodian                                232,020             152,878                23,256            34,720
    Trustees                                                 3,054               4,265                 2,516             2,465
    Interest                                                 3,304               7,192                 3,802               217
    Insurance                                                4,477               6,707                 1,565               773
    Legal                                                   51,973              86,628                 9,517             2,603
    Offering/Organizational costs                           12,443              20,165                     0                 0
    Printing                                                59,917              91,215                25,559             1,318
    Transfer agent                                          46,355              86,107                19,485            10,157
    Audit                                                   25,186              28,000                12,089            10,100
    Miscellaneous                                           14,808              12,404                 2,732             1,649
                                                      ------------        ------------         -------------          --------
                                                         5,378,795           8,931,287             1,211,383           260,843
    Less: fees waived, expenses reimbursed
       and transfer agent fee offsets                      (48,166)            (93,504)             (144,065)          (67,331)
                                                      ------------        ------------         -------------          --------
      Total expenses                                     5,330,629           8,837,783             1,067,318           193,512
                                                      ------------        ------------         -------------          --------

        Net investment income (loss)                     2,539,419          (5,595,002)             (666,292)          176,782
                                                      ------------        ------------         -------------          --------
NET REALIZED AND UNREALIZED GAIN FROM
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  ITEMS:
    Net realized  gain from  security  and other
       related  transactions  (net of capital
       gains taxes of $168,019 and $43,073 for the
       International Equity and Emerging Markets
       Portfolios, respectively)                        62,881,924         163,829,479             2,501,445           971,966
    Net realized loss from foreign currency related
       items                                              (354,676)                  0                  (655)             (285)
    Net realized foreign forward currency losses        (5,044,443)                  0                     0                 0
    Net change in unrealized  appreciation
       (depreciation)  from investments and foreign
       currency  related items (net of estimated
       deferred capital gains taxes of $20,534 for
       the Emerging Markets Portfolio)                 149,553,409         339,691,475            46,728,153          (475,962)
                                                      ------------        ------------         -------------          --------
      Net realized and unrealized gain from
         investments and foreign currency related
         items                                         207,036,214         503,520,954            49,228,943           495,719
                                                      ------------        ------------         -------------          --------
    Net increase in net assets resulting from
       operations                                     $209,575,633        $497,925,952           $48,562,651          $672,501
                                                      ============        ============         =============          ========

                                                        EMERGING              EMERGING
                                                   MARKETS PORTFOLIO     GROWTH PORTFOLIO*
                                                   -----------------     -----------------
INVESTMENT INCOME:
    Dividends                                          $   86,965             $ 1,330
    Interest                                               39,639               6,737
    Foreign taxes withheld                                 (7,827)                  0
                                                       ----------            --------

      Total investment income                             118,777               8,067
                                                       ----------            --------
EXPENSES:
    Investment advisory                                    77,967               5,760
    Administrative services                                23,370               1,668
    Custodian/Sub-custodian                                 9,573               8,774
    Trustees                                                2,400                 265
    Interest                                                    0                  10
    Insurance                                                 432                   0
    Legal                                                     864                 525
    Offering/Organizational costs                          36,482              35,000
    Printing                                               25,500              10,500
    Transfer agent                                          8,303                 101
    Audit                                                  10,119               8,074
    Miscellaneous                                           1,098                 780
                                                       ----------            --------
                                                          196,108              71,457
    Less: fees waived, expenses reimbursed
       and transfer agent fee offsets                    (108,785)            (63,456)
                                                       ----------            --------
      Total expenses                                       87,323               8,001
                                                       ----------            --------

        Net investment income (loss)                       31,454                  66
                                                       ----------            --------
NET REALIZED AND UNREALIZED GAIN FROM
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  ITEMS:
    Net realized  gain from  security  and other
       related  transactions  (net of capital
       gains taxes of $168,019 and $43,073 for the
       International Equity and Emerging Markets
       Portfolios, respectively)                        1,358,967              44,291
    Net realized loss from foreign currency related
       items                                              (46,218)                  0
    Net realized foreign forward currency losses                0                   0
    Net change in unrealized  appreciation
       (depreciation)  from investments and foreign
       currency  related items (net of estimated
       deferred capital gains taxes of $20,534 for
       the Emerging Markets Portfolio)                  3,519,465             927,013
                                                       ----------            --------
      Net realized and unrealized gain from
         investments and foreign currency related
         items                                          4,832,214             971,304
                                                       ----------            --------
    Net increase in net assets resulting from
       operations                                      $4,863,668            $971,370
                                                       ==========            ========

*  Inception date September 13, 1999.

                 See Accompanying Notes to Financial Statements.

                                     40 & 41

WARBURG PINCUS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                                  POST-VENTURE
                                        INTERNATIONAL EQUITY PORTFOLIO  SMALL COMPANY GROWTH PORTFOLIO         CAPITAL PORTFOLIO
                                        ------------------------------  ------------------------------  ----------------------------

                                           FOR THE          FOR THE       FOR THE           FOR THE         FOR THE      FOR THE
                                          YEAR ENDED       YEAR ENDED    YEAR ENDED        YEAR ENDED     YEAR ENDED   YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                             1999             1998          1999              1998           1999          1998
                                        ---------------  -------------  --------------   -------------  -------------  ------------
FROM OPERATIONS:
  Net investment income (loss)          $     2,539,419   $  2,508,512  $   (5,595,002)   $ (3,446,956)   $  (666,292) $   (377,268)
  Net realized gain (loss)
    from security and other
    related  transactions (net of
    capital gains taxes of $168,019
    and $43,073 for the International
    Equity and Emerging Markets
    Portfolios, respectively)                62,881,924    (13,570,730)    163,829,479     (24,310,017)     2,501,445    (5,574,888)
  Net realized gain (loss) from
    foreign currency related items             (354,676)       203,842               0               0           (655)            0
  Net realized foreign forward
    currency gain (loss)                     (5,044,443)     4,090,053               0               0              0             0
  Net change in unrealized
    appreciation  (depreciation)
    from  investments and foreign
    currency related items (net of
    estimated  deferred  capital  gains
    taxes of $20,534 for the Emerging
    Markets Portfolio)                      149,553,409     27,818,000     339,691,475      12,266,488     46,728,153     8,660,364
                                        ---------------  -------------  --------------   -------------  -------------  ------------
    Net increase (decrease) in net
      assets resulting from operations      209,575,633     21,049,677     497,925,952     (15,490,485)    48,562,651     2,708,208
                                        ---------------  -------------  --------------   -------------  -------------  ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income       (2,649,195)    (1,737,856)              0               0              0             0
  Dividends in excess of net
    investment income                        (2,482,363)             0               0               0              0             0
  Return of Capital                                   0              0               0               0              0             0
  Distributions from net realized gains               0       (203,842)    (35,522,021)              0              0             0
                                        ---------------  -------------  --------------   -------------  -------------  ------------
    Net decrease in net assets
      from dividends and distributions       (5,131,558)    (1,941,698)    (35,522,021)              0              0             0
                                        ---------------  -------------  --------------   -------------  -------------  ------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares            1,305,822,809    560,600,065     283,714,477     356,119,068    150,704,290    82,888,701
  Reinvested dividends and distributions      5,130,825      1,941,380      35,522,021               0              0             0
  Net asset value of shares redeemed     (1,264,974,781)  (568,753,948)   (244,001,007)   (272,120,075)  (109,538,405)  (54,062,024)
                                        ---------------  -------------  --------------   -------------  -------------  ------------
  Net increase (decrease) in net
    assets from capital share
    transactions                             45,978,853     (6,212,503)     75,235,491      83,998,993     41,165,885    28,826,677
                                        ---------------  -------------  --------------   -------------  -------------  ------------
  Net increase in net assets                250,422,928     12,895,476     537,639,422      68,508,508     89,728,536    31,534,885

NET ASSETS:
  Beginning of period                       360,124,458    347,228,982     734,902,165     666,393,657     62,055,074    30,520,189
                                        ---------------  -------------  --------------   -------------  -------------  ------------
  End of Period                         $   610,547,386  $ 360,124,458  $1,272,541,587   $ 734,902,165  $ 151,783,610  $ 62,055,074
                                        ===============  =============  ==============   =============  =============  ============

                                               GROWTH & INCOME                EMERGING MARKETS            EMERGING GROWTH
                                                 PORTFOLIO                        PORTFOLIO                  PORTFOLIO
                                        ----------------------------    ----------------------------    -------------------
                                                                                                          FOR THE PERIOD
                                          FOR THE         FOR THE         FOR THE         FOR THE       SEPTEMBER 13, 1999
                                        YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      (COMMENCEMENT OF
                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    OPERATIONS) THROUGH
                                            1999            1998            1999            1998         DECEMBER 31, 1999
                                        ------------    ------------    ------------    ------------    -------------------
FROM OPERATIONS:
  Net investment income (loss)           $   176,782     $    87,349     $    31,454     $   29,497          $       66
  Net realized gain (loss)
    from security and other
    related  transactions (net of
    capital gains taxes of $168,019
    and $43,073 for the International
    Equity and Emerging Markets
    Portfolios, respectively)                971,966        (454,057)      1,358,967       (248,533)             44,291
  Net realized gain (loss) from
    foreign currency related items              (285)            (61)        (46,218)        (7,185)                  0
  Net realized foreign forward
    currency gain (loss)                           0               0               0              0                   0
  Net change in unrealized
    appreciation  (depreciation)
    from  investments and foreign
    currency related items (net of
    estimated  deferred  capital  gains
    taxes of $20,534 for the Emerging
    Markets Portfolio)                      (475,962)      1,140,836       3,519,465         72,885             927,013
                                         -----------     -----------     -----------     ----------          ----------
    Net increase (decrease) in net
      assets resulting from operations       672,501         774,067       4,863,668       (153,336)            971,370
                                         -----------     -----------     -----------     ----------          ----------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income      (188,412)       (116,510)        (38,222)       (22,312)            (35,553)
  Dividends in excess of net
    investment income                              0               0               0              0                   0
  Return of Capital                                0               0               0           (494)                  0
  Distributions from net realized gains     (339,280)              0        (575,706)             0                   0
                                         -----------     -----------     -----------     ----------          ----------
    Net decrease in net assets
      from dividends and distributions      (527,692)       (116,510)       (613,928)       (22,806)            (35,553)
                                         -----------     -----------     -----------     ----------          ----------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares            12,034,989      14,068,832      12,160,959      2,979,651           5,704,415
  Reinvested dividends and distributions     526,754         115,563         612,463         15,065              35,553
  Net asset value of shares redeemed      (6,934,089)     (2,454,324)     (2,938,165)      (123,902)            (51,553)
                                         -----------     -----------     -----------     ----------          ----------
  Net increase (decrease) in net
    assets from capital share
    transactions                           5,627,654      11,730,071       9,835,257      2,870,814           5,688,415
                                         -----------     -----------     -----------     ----------          ----------
  Net increase in net assets               5,772,463      12,387,628      14,084,997      2,694,672           6,624,232

NET ASSETS:
  Beginning of period                     14,380,769       1,993,141       2,695,772          1,100                   0
                                         -----------     -----------     -----------     ----------          ----------
  End of Period                          $20,153,232     $14,380,769     $16,780,769     $2,695,772          $6,624,232
                                         ===========     ===========     ===========     ==========          ==========

                 See Accompanying Notes to Financial Statements.

                                     42 & 43

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------
PERIOD ENDED:                                        1999         1998         1997         1996       1995 1
                                                   --------     --------     --------     --------     -------
PER SHARE DATA
  Net asset value, beginning of period             $  10.99     $  10.49     $  11.48     $  10.65     $ 10.00
                                                   --------     --------     --------     --------     -------
INVESTMENT ACTIVITIES:
  Net investment income                                0.08         0.08         0.10         0.00        0.03
  Net gains (losses) on investments and
    foreign currency related items (both
    realized and unrealized)                           5.78         0.48        (0.37)        1.06        0.70
                                                   --------     --------     --------     --------     -------
      Total from investment activities                 5.86         0.56        (0.27)        1.06        0.73
                                                   --------     --------     --------     --------     -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                (0.08)       (0.05)       (0.01)       (0.06)      (0.01)
  Dividends in excess of net investment income        (0.07)        0.00         0.00        (0.10)      (0.07)
  Distributions from net realized gains                0.00        (0.01)        0.00        (0.06)       0.00
  Distributions in excess of net realized gains        0.00         0.00        (0.71)       (0.01)       0.00
                                                   --------     --------     --------     --------     -------

      TOTAL DIVIDENDS AND DISTRIBUTIONS               (0.15)       (0.06)       (0.72)       (0.23)      (0.08)
                                                   --------     --------     --------     --------     -------
NET ASSET VALUE, END OF PERIOD                      $ 16.70     $  10.99     $  10.49     $  11.48     $ 10.65
                                                   ========     ========     ========     ========     =======
      Total return                                    53.43%        5.35%       (2.26)%       9.98%       7.30% 2

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)           $610,547     $360,124     $347,229     $298,218     $64,537
    Ratio of expenses to average net assets            1.33% 4      1.33% 4      1.36% 4      1.36% 4     1.44% 3
    Ratio of net income to average net assets           .63%         .68%         .66%         .64%        .48% 3
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                    .00%         .00%         .00%         .04%        .77% 3
Portfolio turnover rate                              144.67%      105.28%       78.65%       30.82%       8.31% 2

--------------------------------------------------------------------------------
1 For the period June 30, 1995 (commencement of operations) through December 31, 1995.
2    Non-annualized
3    Annualized.
4 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01%, .00%, .01% and .00% for the years ended December 31, 1999, 1998, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.32%, 1.33%, 1.35% and 1.36% for the years ended December 31, 1999, 1998,
     1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
PERIOD ENDED:                                        1999         1998         1997         1996       1995 1
                                                  ---------     --------     --------     --------     -------
Per share data
  Net asset value, beginning of period            $   16.01     $  16.48      $ 14.25     $  12.51     $ 10.00
                                                  ---------     --------     --------     --------     -------
INVESTMENT ACTIVITIES:
  Net investment loss                                 (0.12)       (0.06)       (0.07)       (0.06)      (0.01)
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                    11.07        (0.41)        2.30         1.80        2.52
                                                  ---------     --------     --------     --------     -------
      Total from investment activities                10.95        (0.47)        2.23         1.74        2.51
                                                  ---------     --------     --------     --------     -------
LESS DISTRIBUTIONS:
  Distributions from net realized gains               (0.76)        0.00         0.00         0.00        0.00
                                                  ---------     --------     --------     --------     -------
NET ASSET VALUE, END OF PERIOD                    $   26.20     $  16.01     $  16.48     $  14.25     $ 12.51
                                                   ========     ========     ========     ========     =======
      Total return                                    69.08%       (2.85)%      15.65%       13.91%      25.10% 2

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)         $1,272,542     $734,902     $666,394     $339,398     $97,445
    Ratio of expenses to average net assets            1.15% 4      1.14% 4      1.15% 4      1.16% 4     1.25% 3

    Ratio of net loss to average net assets            (.72)%       (.51)%       (.56)%       (.66)%      (.36)% 3
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                    .00%         .00%         .00%         .01%        .25% 3
Portfolio turnover rate                              121.97%       65.61%       92.45%      101.50%      34.25% 2

--------------------------------------------------------------------------------
1 For the period June 30, 1995 (commencement of operations) through December 31, 1995.
2    Non-annualized
3    Annualized.
4 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01%, .00%, .01% and .00% for the years ended December 31, 1999, 1998, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.14%, 1.14%, 1.14% and 1.16% for the years ended December 31, 1999, 1998,
     1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------
PERIOD ENDED:                                       1999        1998         1997       1996 1
                                                  --------     -------     -------     -------
PER SHARE DATA
  Net asset value, beginning of period            $  11.82     $ 11.06     $  9.76     $ 10.00
                                                  --------     -------     -------     -------
INVESTMENT ACTIVITIES:
  Net investment loss                                (0.08)      (0.04)      (0.08)       0.00
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                    7.52        0.80        1.38       (0.24)
                                                  --------     -------     -------     -------
      Total from investment activities                7.44        0.76        1.30       (0.24)
                                                  --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                    $  19.26     $ 11.82     $ 11.06     $  9.76
                                                  ========     =======     =======     =======
      Total return                                   62.94%       6.87%      13.34%      (2.40)%2

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)          $151,784     $62,055     $30,520     $12,400

    Ratio of expenses to average net assets           1.41% 4     1.40% 4     1.40% 4     1.41% 3,4
    Ratio of net income (loss) to average
      net assets                                      (.87)%      (.83)%      (.75)%       .80% 3
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                   .18%        .30%        .18%       4.16% 3
Portfolio turnover rate                              44.38%      73.18%     238.12%       6.80% 2

--------------------------------------------------------------------------------
1 For the period September 30, 1996 (commencement of operations) through December 31, 1996.
2    Non-annualized
3    Annualized.
4 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01%, .00%, .00% and .01% for the year or period ended December 31, 1999, 1998, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.40% for each year or period ended December 31, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------
                                             FOR THE YEAR ENDED DECEMBER 31,
                                             -------------------------------
PERIOD ENDED:                                  1999      1998        1997 1
                                             -------    -------    -------
PER SHARE DATA
  Net asset value, beginning of period       $ 11.48    $ 10.33    $ 10.00
                                             -------    -------    -------
INVESTMENT ACTIVITIES:
  Net investment income                         0.33       0.09       0.04
  Net gains on investments and foreign
    currency related items (both realized
    and unrealized)                             0.38       1.16       0.35
                                             -------    -------    -------
      Total from investment activities          0.71       1.25       0.39
                                             -------    -------    -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income         (0.11)     (0.10)     (0.03)
  Return of capital                             0.00       0.00      (0.03)
  Distributions from net realized gains        (0.19)      0.00       0.00
                                             -------    -------    -------
      Total dividends and distributions        (0.30)     (0.10)     (0.06)
                                             -------    -------    -------
NET ASSET VALUE, END OF PERIOD               $ 11.89    $ 11.48    $ 10.33
                                             =======    =======    =======

      Total return                              6.24%     12.13%      3.89% 2

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)     $20,153    $14,381     $ 1,993
    Ratio of expenses to average net assets     1.01% 4    1.00% 4     1.00% 3,4
    Ratio of net income to average net assets    .91%      1.11%       2.08% 3
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                             .34%      1.22%       9.37% 3
Portfolio turnover rate                       102.13%     57.93%      64.38% 2

--------------------------------------------------------------------------------
1 For the period October 31, 1997 (commencement of operations) through December 31, 1997.
2    Non-annualized.
3    Annualized.
4 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01%, .00% and .00% for the year or period ended December 31, 1999, 1998 and 1997, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.00% for each year or period ended December 31, 1999, 1998 and 1997.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)
--------------------------------------------------------------------------------


                                                      FOR THE YEAR ENDED
                                                         DECEMBER 31,
                                                   ------------------------
YEAR ENDED:                                         1999             1998
                                                   -------          -------
PER SHARE DATA
  Net asset value, beginning of year                $ 8.19          $ 10.00
                                                   -------          -------
INVESTMENT ACTIVITIES:
  Net investment income                               0.05(a)          0.10
  Net gains (losses) on investments and
    foreign currency related items
    (both realized and unrealized)                    6.56            (1.83)
                                                   -------          -------
      Total from investment activities                6.61            (1.73)
                                                   -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income               (0.04)           (0.08)
  Distributions from net realized capital gains      (0.58)            0.00
                                                   -------          -------
      Total Dividends and Distributions              (0.62)           (0.08)
                                                   -------          -------
NET ASSET VALUE, END OF YEAR                       $ 14.18          $  8.19
                                                   =======          =======
      Total return                                   81.40%          (17.30)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)             $16,781          $ 2,696
    Ratio of expenses to average net assets           1.42% 1          1.40% 1
    Ratio of net income (loss) to average
      net assets                                      (.19)%           2.09%
    Decrease reflected in above operating
      expense ratios due to waivers/reimbursements    1.73%            6.81%
Portfolio turnover rate                             145.38%           21.29%

--------------------------------------------------------------------------------
(a) Per share information is calculated using the average shares outstanding method.
1 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% and .00% for the years ended December 31, 1999 and 1998, respectively. The Portfolio's operating expense ratio after reflecting these arrangements has 1.40% for the years ended December 31, 1999 and 1998.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD
                                                            SEPTEMBER 13, 1999
                                                             (COMMENCEMENT OF
                                                           OPERATIONS) THROUGH
                                                             DECEMBER 31, 1999
                                                           -------------------
PER SHARE DATA
  Net asset value, beginning of year                               $10.00
                                                                   ------
INVESTMENT ACTIVITIES:
  Net investment income                                              0.04
  Net unrealized and realized gain (loss) on securities              3.14
                                                                   ------
      Total from investment activities                               3.18
                                                                   ------
LESS DIVIDENDS:
  Dividends from net investment income                              (0.11)
                                                                   ------
NET ASSET VALUE, END OF PERIOD                                     $13.07
                                                                   ======
      Total return                                                  31.95% 1

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                           $6,624
    Ratio of expenses to average net assets                          1.25% 2,3
    Ratio of net income to average net assets                         .01% 2
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements.                          9.91% 2
Portfolio turnover rate                                             31.21% 1
--------------------------------------------------------------------------------
1    Non-annualized.
2    Annualized.
3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, and currently offers six investment Portfolios (the "Portfolios"). The International Equity Portfolio ("International Equity"), Post-Venture Capital Portfolio ("Post-Venture Capital") and the Growth & Income Portfolio ("Growth & Income") are diversified. The Small Company Growth Portfolio ("Small Company Growth"), the Emerging Markets Portfolio ("Emerging Markets") and the Emerging Growth Portfolio ("Emerging Growth") are non-diversified.

   Investment objectives for each Portfolio are as follows: International Equity seeks long-term capital appreciation; Small Company Growth seeks capital growth; Post-Venture Capital and Emerging Markets seek long-term growth of capital; Growth & Income seeks long-term growth of capital and income; and Emerging Growth seeks maximum capital appreciation. Shares of a Portfolio are not available directly to individual investors but may be offered only through (a) variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. Certain Portfolios may not be available in connection with a particular contract or plan.

   The net asset value ("NAV") of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that, the Portfolio values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Portfolio's sub-investment adviser, generally receives on a quarterly basis. The Portfolio's NAV typically will not reflect interim changes in the values of its private-equity-portfolio investments.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolios isolate that portion of gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   International Equity and Emerging Markets may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   A Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Some Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exhange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 1999, none of the Portfolios had open forward foreign currency contracts.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal income taxes as it is the Trust's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations. Costs incurred by the Portfolios in connection with the offering of their shares have been deferred and are being amortized over a one year period from the date each Portfolio commenced its operations.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Portfolio, along with other Warburg Pincus Funds, can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At December 31, 1999, none of the Portfolios had investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of their transfer agent expense. For the period ended December 31, 1999, the Portfolios received credits or reimbursements under the arrangement as follows:

           PORTFOLIO                                                AMOUNT
           ----------                                              -------
           International Equity                                    $48,166
           Small Company Growth                                     93,504
           Post-Venture Capital                                      9,819
           Growth & Income                                           2,162
           Emerging Markets                                            972

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   On July 6, 1999, Credit Suisse Asset Management, LLC ("CSAM") became each Portfolio's investment adviser as a result of the acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus") by Credit Suisse Group ("Credit Suisse") and the combination of Warburg Pincus with Credit Suisse's existing U.S. asset management business. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. For its investment advisory services, CSAM receives the following fees based on each portfolio's average daily net assets:

           PORTFOLIO                                  ANNUAL RATE
           ----------                      ---------------------------------
           International Equity            1.00% of average daily net assets
           Small Company Growth            0.90% of average daily net assets
           Post-Venture Capital            1.25% of average daily net assets
           Growth & Income                 0.75% of average daily net assets
           Emerging Markets                1.25% of average daily net assets
           Emerging Growth                 0.90% of average daily net assets

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For the period ended December 31, 1999, investment advisory fees, voluntary waivers and reimbursements were as follows:

                            GROSS                      NET           EXPENSE
  PORTFOLIO              ADVISORY FEE   WAIVER     ADVISORY FEE   REIMBURSEMENTS
  --------               ------------  ---------   ------------   --------------
  International Equity    $4,048,114   $       0    $4,048,114       $     0
  Small Company Growth     6,954,618           0     6,954,618             0
  Post-Venture Capital       952,963    (134,246)      818,717             0
  Growth & Income            145,134     (36,142)      108,992             0
  Emerging Markets            77,967     (77,967)            0       (22,362)
  Emerging Growth              5,760      (5,760)            0       (57,056)

   Abbott serves as sub-investment adviser for Post-Venture Capital's assets invested in U.S. or foreign private limited partnerships or other investment Funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the net asset value of Private Fund Investments, which fee amount or a portion thereof may be waived by Abbott. No compensation is paid by Post-Venture Capital to Abbott for its sub-investment advisory services.

   Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of CSAM, served as co-administrator of each Fund until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Portfolio. PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Bank Corp. ("PNC"), also serves as each Portfolio's co-administrator. For its administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of each Portfolios' average daily net assets.

   For the period January 1, 1999 through October 31, 1999, co-administrative services fees earned by CFSI were as follows:

           PORTFOLIO                                   CO-ADMINISTRATION FEE
           --------                                    ---------------------
           International Equity                               $316,367
           Small Company Growth                                596,474
           Post-Venture Capital                                 56,430
           Growth & Income                                      15,676
           Emerging Markets                                      4,175
           Emerging Growth                                          71

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For the period November 1, 1999 through December 31, 1999, co-administrative services fees earned by CSAMSI were as follows:

           PORTFOLIO                                 CO-ADMINISTRATION FEE
           --------                                  ---------------------
           International Equity                             $ 88,444
           Small Company Growth                              176,261
           Post-Venture Capital                               19,807
           Growth & Income                                     3,675
           Emerging Markets                                    2,062
           Emerging Growth                                       569

   For its administrative services to Small Company Growth, Post-Venture Capital and Emerging Growth, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                    ANNUAL RATE
           ------------------------         ---------------------------------
           First $500 million               .100% of average daily net assets
           Next $1 billion                  .075% of average daily net assets
           Over $1.5 billion                .050% of average daily net assets

   For its administrative services to Growth & Income, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                    ANNUAL RATE
           ------------------------         --------------------------------
           First $500 million               .15% of average daily net assets
           Next $1 billion                  .10% of average daily net assets
           Over $1.5 Billion                .05% of average daily net assets

   For its administrative services to International Equity and Emerging Markets, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                    ANNUAL RATE
           ------------------------         --------------------------------
           First $250 million               .12% of average daily net assets
           Second $250 million              .10% of average daily net assets
           Third $250 million               .08% of average daily net assets
           Over $750 million                .05% of average daily net assets

   For the period ended December 31, 1999, administrative services fees earned by PFPC were as follows:

                                                                     NET
  PORTFOLIO              CO-ADMINISTRATION FEE   WAIVER    CO-ADMINISTRATION FEE
  --------               ---------------------   -------   ---------------------
  International Equity         $472,333               $0         $472,333
  Small Company Growth          708,373                0          708,373
  Post-Venture Capital           81,662                0           81,662
  Growth & Income                32,356          (29,027)           3,329
  Emerging Markets               17,133           (7,484)           9,649
  Emerging Growth                 1,028             (640)             388

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   CSAMSI  also  serves  as  distributor  of  each  Portfolio's  shares  without
compensation.   Provident  Distributors,   Inc.  will  become  each  Portfolio's
distributor effective January 1, 2000.

3. LINE OF CREDIT

   The Portfolios, together with other Funds advised by CSAM, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. At December 31, 1999, there were no loans outstanding for any of the Portfolios. During the period ended December 31, 1999, the Portfolios had the following borrowings under the Credit Facility:

                             AVERAGE DAILY       AVERAGE        MAXIMUM DAILY
    PORTFOLIO                LOAN BALANCE    INTEREST RATE %   LOAN OUTSTANDING
    ------                   -------------   ---------------   ----------------
    International Equity        $ 2,389           5.506%          $  872,000
    Post Venture Capital         53,584           5.739            4,311,000

4. INVESTMENTS IN SECURITIES

   For the period ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

           PORTFOLIO                          PURCHASES           SALES
           --------                         ------------      ------------
           International Equity             $573,211,624      $555,823,290
           Small Company Growth              919,811,022       899,439,726
           Post-Venture Capital               95,299,056        60,127,955
           Growth & Income                    24,261,411        17,459,743
           Emerging Markets                   16,270,459         8,454,669
           Emerging Growth                     4,689,675           508,841

   At December 31, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES -- (CONT'D)

                                                           NET UNREALIZED
                              UNREALIZED     UNREALIZED     APPRECIATION
   PORTFOLIO                 APPRECIATION   DEPRECIATION   (DEPRECIATION)
   --------                  ------------   ------------   --------------
   International Equity      $193,183,566   $(10,797,330)   $182,386,236
   Small Company Growth       508,933,989    (31,403,050)    477,530,939
   Post-Venture Capital        61,211,934     (2,964,816)     58,247,118
   Growth & Income              1,792,295     (1,121,869)        670,426
   Emerging Markets             3,693,691        (94,655)      3,599,036
   Emerging Growth              1,028,580       (103,109)        925,471

5. EQUITY SWAP TRANSACTIONS

   International Equity and Emerging Markets each entered into equity swap agreements dated January 7, 1999, January 8, 1999 and January 11, 1999. Each
Portfolio paid a notional amount plus a 1.25% upfront fee for a basket of Singapore local common stocks. The initial notional amount represented the then-current market value of the common stock. The notional amount is marked-to-market daily. The final notional amount at termination will be the average execution price of unwinding the counterparty's hedge for the swap (the sale of the basket of common stocks) at termination. Each Portfolio will receive the final notional amount, less a 1.25% fee, five business days after the termination date.

   During the term of the equity swap agreements, each Portfolio is entitled to dividends on the stock less a dividend withholding tax of 26% and a 1% processing fee (not to exceed $1,000). Each Portfolio will recognize the net dividend amount received as dividend income on the ex-dividend date and will receive each dividend five business days after the payment date. In addition, a Portfolio may instruct the counterparty regarding participation in any rights offerings of the common stock, in exchange for the subscription price plus a
 .075% fee to the counterparty. At December 31, 1999, International Equity and Emerging Markets had realized gains of $2,601,229 and $19,008, respectively, on the equity swap transaction which is included in the net realized gain (loss) from security and other related transactions. At December 31, 1999, each Portfolio no longer held a position in the swap.

6. RESTRICTED SECURITIES

   Certain investments held by a Portfolio are restricted as to resale and valued by a method that the Board of Trustee's believes reflects fair value. A summary of the restricted securities held at December 31, 1999 follows:

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

6. RESTRICTED SECURITIES -- (CONT'D)

                                 SECURITY          ACQUISITION                MARKET     PERCENTAGE
    PORTFOLIO                  DESCRIPTION             DATE        COST        VALUE    OF NET ASSETS
     --------------     -------------------------  -----------  ----------  ----------  -------------
Small Company Growth    Common Places, LLC           02/18/99   $1,000,000  $5,516,150      0.43%
Post-Venture Capital    Chaparral Resources, Inc.    07/28/98      250,000      21,877      0.01%
                        MaMaMedia, Inc.              09/13/99      499,997     499,997      0.33%
                        Women.com Networks, Inc.     06/04/98      302,251     925,828      0.61%

7. CAPITAL SHARE TRANSACTIONS

   Each Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share.

   Transactions in shares of each Portfolio were as follows:

                               INTERNATIONAL EQUITY      SMALL COMPANY GROWTH
                             ------------------------   ----------------------
                                      FOR THE                 FOR THE
                                    YEAR ENDED               YEAR ENDED
                                   DECEMBER 31,             DECEMBER 31,
                             ------------------------   ----------------------
                                  1999        1998         1999        1998
                             ------------  ----------   ----------  ----------
Shares sold                   105,705,211  50,488,163   15,117,273  22,514,856
Shares issued to
   shareholders on
   reinvestment of dividends
   and distributions              339,565     181,099    1,548,475           0
Shares redeemed              (102,235,233)(50,915,580) (13,998,434)(17,112,706)
                             ------------  ----------   ----------  ----------
Net increase (decrease)
   in shares outstanding        3,809,543    (246,318)   2,667,314   5,402,150
                             ============  ==========   ==========  ==========

                               POST-VENTURE CAPITAL         GROWTH & INCOME
                             ------------------------   ----------------------
                                      FOR THE                  FOR THE
                                    YEAR ENDED                YEAR ENDED
                                    DECEMBER 31,             DECEMBER 31,
                             ------------------------   ----------------------
                                 1999         1998         1999        1998
                             ------------  ----------   ----------  ----------
Shares sold                    10,839,440   7,145,658      972,221   1,266,220
Shares issued to
   shareholders on
   reinvestment of dividends
   and distributions                    0           0       44,754      10,402
Shares redeemed                (8,211,345) (4,652,230)    (574,620)   (216,723)
                             ------------  ----------   ----------  ----------
Net increase in
   shares outstanding           2,628,095   2,493,428      442,355   1,059,899
                             ============  ==========   ==========  ==========

                                 EMERGING MARKETS          EMERGING GROWTH
                             ------------------------   ----------------------
                                       FOR THE                 FOR THE
                                     YEAR ENDED              PERIOD ENDED
                                    DECEMBER 31,             DECEMBER 31,
                             ------------------------   ----------------------
                                 1999         1998               1999*
                             ------------  ----------         ----------
Shares sold                     1,078,529     343,741            508,976
Shares issued to
   shareholders on
   reinvestment of dividends
   and distributions               47,149       1,900              3,097
Shares redeemed                  (271,684)    (16,292)            (5,215)
                             ------------  ----------         ----------
Net increase  in shares
   outstanding                    853,994     329,349            506,858
                             ============  ==========         ==========

----------------------

*  Inception date September 13, 1999.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1999
--------------------------------------------------------------------------------

8. RECLASSIFICATION OF COMPOSITION OF NET ASSETS

   At December 31, 1999, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. International Equity, Small Company Growth, Post-Venture Capital, Growth & Income, Emerging Markets and Emerging Growth reclassified $2,477,006, $5,234,986, ($655), $2,347, ($28,087) and $487,
respectively, from accumulated net realized gain/(loss) from security transactions to undistributed net investment income. International Equity, Small Company Growth, Post-Venture Capital, Growth & Income, Emerging Markets and Emerging Growth reclassified ($5,357), ($360,016), ($666,947), ($69), ($74,683)
and ($35,000), respectively, from accumulated net investment income/(loss) to capital contributions. Net investment income, net realized gain/(loss) on investments and net assets were not affected by these reclassifications.

9. CAPITAL LOSS CARRYOVER

   At December 31, 1999, Post-Venture Capital had capital loss carryovers available to offset possible future capital gains of $2,734,157 expiring in 2006. During the fiscal year ended December 31, 1999, International Equity, Small Company Growth, Post-Venture Capital, Growth & Income and Emerging Markets utilized $42,448,391, $41,329,403, $2,501,445, $406,891 and $184,106,
respectively, of capital losses.

WARBURG PINCUS TRUST
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of WARBURG PINCUS TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg Pincus Trust--International Equity Portfolio, Small Company Growth Portfolio, Post-Venture Capital Portfolio, Growth & Income Portfolio, Emerging Markets Portfolio and Emerging Growth Portfolio (all portfolios collectively referred to as the "Trust") at December 31, 1999, and the results of each of their operations for the year (or period) then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 3, 2000

--------------------------------------------------------------------------------
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

   At a special meeting of shareholders held on May 21, 1999, the following proposals were submitted for the vote of shareholders of the Trust. The proposals and voting results were:

   1. To approve a new investment advisory agreement between each portfolio and CSAM.

INTERNATIONAL                        % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
EQUITY PORTFOLIO       SHARES        OUTSTANDING SHARES          SHARES VOTED
----------------  ---------------    --------------------   --------------------
For               29,735,919.3661                90.4856%               91.1988%
Against              502,724.3810                 1.5298%                1.5418%
Abstain            2,366,964.4931                 7.2026%                7.2594%

SMALL COMPANY                        % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
GROWTH PORTFOLIO       SHARES          OUTSTANDING SHARES       SHARES VOTED
----------------  ---------------    --------------------   --------------------
For               38,614,143.4080                87.5109%               90.0685%
Against              928,384.6052                 2.1040%                2.1655%
Abstain            3,329,468.8245                 7.5455%                7.7661%

POST-VENTURE                         % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
CAPITAL PORTFOLIO       SHARES        OUTSTANDING SHARES        SHARES VOTED
-----------------  ---------------   --------------------   --------------------
For                4,736,865.2862                91.5495%               92.3529%
Against              110,429.3639                 2.1343%                2.1530%
Abstain              281,795.8329                 5.4463%                5.4941%

GROWTH & INCOME                      % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
PORTFOLIO              SHARES         OUTSTANDING SHARES        SHARES VOTED
---------------   ---------------    --------------------   --------------------
For                1,189,345.1710                85.6098%               89.1694%
Against               54,742.6390                 3.9404%                4.1042%
Abstain               89,716.8790                 6.4579%                6.7264%

EMERGING MARKETS                     % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
PORTFOLIO              SHARES         OUTSTANDING SHARES        SHARES VOTED
----------------  ---------------   ---------------------   --------------------
For                  344,882.5198                88.4669%               88.4715%
Against               28,717.5180                 7.3664%                7.3668%
Abstain               16,223.3862                 4.1615%                4.1617%

2. To elect Trustees of the Trust.

  INTERNATIONAL EQUITY PORTFOLIO              FOR                 WITHELD
  ------------------------------       ---------------        --------------
  R.H. Francis                         31,398,156.9328        1,207,451.3074
  J.W. Fritz                           31,403,917.8718        1,201,690.3684
  J.E. Garten                          31,420,501.4808        1,185,106.7594
  J.S. Pasman                          31,410,566.7228        1,195,041.5174
  W.W. Priest                          31,419,399.9988        1,186,208.2414
  S.N. Rappaport                       31,427,010.1528        1,178,598.0874
  A.M. Reichman                        31,430,218.9338        1,175,389.3064
  A.B. Trowbridge                      31,399,478.6148        1,206,129.6254

----------------------------------------------------------------------------
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS -- (CONT'D)

  SMALL COMPANY GROWTH PORTFOLIO              FOR                 WITHELD
  ------------------------------       ---------------        --------------
  R.H. Francis                         41,042,356.1172        1,829,640.7205
  J.W. Fritz                           41,041,688.5415        1,830,308.2962
  J.E. Garten                          41,064,531.1652        1,807,465,6725
  J.S. Pasman                          41,044,146.4763        1,827,850.3614
  W.W. Priest                          41,054,244.4816        1,817,752.3561
  S.N. Rappaport                       41,063,335.1724        1,808,661.6653
  A.M. Reichman                        41,063,166.3287        1,808,830.5090
  A.B. Trowbridge                      41,042,120.1436        1,829,876.6941

  POST-VENTURE CAPITAL PORTFOLIO              FOR                 WITHELD
  ------------------------------        --------------          ------------
  R.H. Francis                          4,955,061.5045          174,028.9785
  J.W. Fritz                            4,955,061.5045          174,028.9785
  J.E. Garten                           4,955,061.5045          174,028.9785
  J.S. Pasman                           4,955,061.5045          174,028.9785
  W.W. Priest                           4,955,061.5045          174,028.9785
  S.N. Rappaport                        4,955,061.5045          174,028.9785
  A.M. Reichman                         4,955,061.5045          174,028.9785
  A.B. Trowbridge                       4,955,061.5045          174,028.9785

  GROWTH & INCOME PORTFOLIO                   FOR                 WITHELD
  -------------------------             --------------          ------------
  R.H. Francis                          1,306,326.3770          27,478.3120
  J.W. FRITZ                            1,306,326.3770          27,478.3120
  J.E. Garten                           1,306,326.3770          27,478.3120
  J.S. Pasman                           1,306,326.3770          27,478.3120
  W.W. Priest                           1,306,326.3770          27,478.3120
  S.N. Rappaport                        1,306,326.3770          27,478.3120
  A.M. Reichman                         1,306,326.3770          27,478.3120
  A.B. Trowbridge                       1,306,326.3770          27,478.3120

  EMERGING MARKETS PORTFOLIO                  FOR                  WITHELD
  --------------------------              ------------           -----------
  R.H. Francis                            375,617.5988           14,205.8252
  J.W. Fritz                              375,617.5988           14,205.8252
  J.E. Garten                             375,617.5988           14,205.8252
  J.S. Pasman                             375,617.5988           14,205.8252
  W.W. Priest                             375,617.5988           14,205.8252
  S.N. Rappaport                          375,617.5988           14,205.8252
  A.M. Reichman                           375,617.5988           14,205.8252
  A.B. Trowbridge                         375,617.5988           14,205.8252

----------------------------------------------------------------------------

   3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust.

INTERNATIONAL                        % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
EQUITY  PORTFOLIO       SHARES        OUTSTANDING SHARES        SHARES VOTED
-----------------  ---------------   --------------------   --------------------
For                30,885,819.9407               93.9847%               94.7255%
Against               255,501.3069                0.7775%                0.7836%
Abstain             1,464,286.9926                4.4558%                4.4909%

SMALL COMPANY                        % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
GROWTH PORTFOLIO        SHARES        OUTSTANDING SHARES        SHARES VOTED
----------------  ----------------   --------------------   --------------------
For                39,202,501.1764               88.8443%               91.4408%
Against               621,952.9131                1.4095%                1.4507%
Abstain             3,047,542.7482                6.9066%                7.1085%

POST-VENTURE                         % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
CAPITAL PORTFOLIO      SHARES         OUTSTANDING SHARES         SHARES VOTED
----------------- ----------------   --------------------   --------------------
For                 4,882,639.7840               94.3669%               95.1950%
Against                47,900.9667                0.9258%                0.9339%
Abstain               198,549.7314                3.8374%                3.8711%

GROWTH & INCOME                      % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
PORTFOLIO              SHARES         OUTSTANDING SHARES         SHARES VOTED
---------------   ----------------   --------------------   --------------------

For                 1,246,228.9910               89.7043%               93.4341%
Against                16,300.8250                1.1733%                1.2221%
Abstain                71,274.8730                5.1304%                5.3437%

EMERGING MARKETS                     % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
PORTFOLIO              SHARES         OUTSTANDING SHARES        SHARES VOTED
----------------  ----------------   --------------------   --------------------
For                   372,886.5090               95.6503%               95.6552%
Against                 3,300.5910                0.8466%                0.8467%
Abstain                13,636.3240                3.4979%                3.4981%

   4. To approve a new sub-investment advisory agreement between each portfolio, CSAM and the portfolio's sub-investment adviser.

POST-VENTURE                         % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
CAPITAL PORTFOLIO      SHARES         OUTSTANDING SHARES        SHARES VOTED
----------------- ----------------   --------------------   --------------------
For                 4,626,424.3676               89.4150%               90.1997%
Against               133,767.3892                2.5853%                2.6080%
Abstain               368,898.7262                7.1297%                7.1923%


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